UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934 (Amendment No.)

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IDENTIV, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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April 22, 2020

Dear Stockholder:

Our 2020 annual meeting of stockholders of Identiv, Inc. will be held on Monday, June 1, 2020 at 8:00 a.m., local time. The meeting will be held at the offices of Pillsbury Winthrop Shaw Pittman LLP, 2550 Hanover Street, Palo Alto, California, 94304.

The Notice of 2020 Annual Meeting of Stockholders and Proxy Statement, which describe the formal business to be conducted at the meeting, accompany this letter. A copy of our Annual Report on Form 10-K is also enclosed for your information.

Your vote is very important and we encourage you to vote promptly. After reading the Proxy Statement, please promptly mark, sign and date the enclosed proxy card and return it in the prepaid envelope. Alternatively, you may vote your shares via a toll-free telephone number or over the Internet. Instructions regarding all three methods of voting are provided on the proxy card. If you attend the meeting you will have the right to revoke your proxy and vote your shares in person. If you hold your shares through an account with a brokerage firm, bank or other nominee, please follow the instructions you receive from your brokerage firm, bank or other nominee to vote your shares.

We thank you for your continued support.

Sincerely yours,

/s/ STEVEN HUMPHREYS

Chief Executive Officer

IDENTIV, INC.

2201 Walnut Avenue, Suite 100

Fremont, California 94538

NOTICE OF

2020 ANNUAL MEETING OF STOCKHOLDERS

June 1, 2020

TO OUR STOCKHOLDERS:

The 2020 Annual Meeting of Stockholders of Identiv, Inc. (the “Company”), a Delaware corporation, will be held on June 1, 2020, at 8:00 a.m., local time, at the offices of Pillsbury Winthrop Shaw Pittman LLP located at 2550 Hanover Street, Palo Alto, California, 94304, for the following purposes:

1.

To elect two Class I nominees to serve for a three-year term ending at the annual meeting of stockholders in 2023 or until their successors have been duly elected and qualified or until they resign or are removed;

2.	To approve the amendments to the Company’s 2011 Incentive Compensation Plan;
3.	To ratify the appointment of BPM LLP, an independent registered public accounting firm, as the independent auditor of the Company for the fiscal year ending December 31, 2020;
4.	To vote on a non-binding advisory resolution on the compensation of the Company’s named executive officers (“Say on Pay”); and
5.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this notice.

The Board of Directors recommends that you vote “FOR” the approval of the nominees and each of the proposals outlined above and as more fully described in the accompanying Proxy Statement.

Only stockholders of record at the close of business on April 3, 2020 are entitled to notice of and to vote at the 2020 Annual Meeting of Stockholders (the “Annual Meeting”) and any adjournments or postponements thereof. A list of stockholders entitled to vote at the Annual Meeting will be available for inspection at the headquarters of the Company 10 days prior to the date of the meeting.

We intend to hold our annual meeting in person. However, we are actively monitoring the coronavirus (COVID-19) situation and are sensitive to the public health and travel concerns our stockholders may have and the protocols, procedures or limitations that federal, state, and local governments may impose. If stockholder attendance is not permitted or we determine that it is not in the best interest of our employees, stockholders and community to permit stockholder attendance, we will announce alternative arrangements for the meeting as promptly as practicable, which may include holding the meeting solely by means of remote communication. If we take this step, we will announce the decision to do so via a press release, and will post details on how to participate on our website and file additional proxy materials with the SEC. It is important that your shares be represented and voted. Accordingly, please review the proxy materials and sign, date and return the accompanying proxy card in the enclosed postage-paid envelope or submit your proxy or voting instruction card, as applicable, by telephone or through the Internet.

By Order of the Board of Directors of

Identiv, Inc.

/s/ Sandra Wallach

Chief Financial Officer and Secretary

Fremont, California

April 22, 2020

TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, WE URGE YOU TO VOTE AS PROMPTLY AS POSSIBLE BY FOLLOWING THE INSTRUCTIONS INCLUDED ON THE PROXY CARD OR VOTING INSTRUCTIONS CARD. THANK YOU FOR ACTING PROMPTLY.

IMPORTANT: Please vote your shares via telephone or the Internet, as described herein and on the proxy card or voting instructions, to assure that your shares are represented at the meeting, or, mark, sign and date the proxy card and return it in the enclosed postage-paid envelope. If you attend the meeting, you may choose to vote in person even if you have previously voted your shares.

Important Notice Regarding the Availability of Proxy Materials for the

Annual Meeting of Stockholders to be held on June 1, 2020.

The Proxy Statement and Annual Report are available at

www.proxyvote.com

IDENTIV, INC.

PROXY STATEMENT

FOR

ANNUAL MEETING OF STOCKHOLDERS

June 1, 2020

INFORMATION CONCERNING SOLICITATION AND VOTING

General

The Board of Directors of the Company is furnishing this Proxy Statement to you in connection with the solicitation of proxies for use at our Annual Meeting of Stockholders (the ”Annual Meeting”) to be held on June 1, 2020, at 8:00 a.m., local time, at the offices of Pillsbury Winthrop Shaw Pittman LLP located at 2550 Hanover Street, Palo Alto, California, 94304, or any adjournments or postponements thereof, for the purposes set forth in this Proxy Statement and in the accompanying notice of our Annual Meeting. References in this proxy statement to the “Company,” “we,” “our,” “us” or “Identiv” are to Identiv, Inc.

Copies of this Proxy Statement, the enclosed proxy card and our 2019 Annual Report on Form 10-K for the year ended December 31, 2019, are expected to be mailed on or about April 22, 2020 to stockholders of record as of the Record Date (as defined below).

Record Date

Our Board of Directors has fixed the close of business on April 3, 2020 as the record date (the “Record Date”) for the determination of our stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

Shares Outstanding

On the Record Date, 17,496,731 shares of the Company’s common stock were outstanding and entitled to vote at the Annual Meeting. Our common stock is listed on The Nasdaq Capital Market under the symbol INVE.

Quorum

The holders of one-third (1/3) of the outstanding shares of our common stock entitled to vote at the meeting, present in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and “broker non-votes” (as described below) will be treated as being present at the Annual Meeting for purposes of establishing a quorum for the transaction of business.

Voting and Vote Required

Each stockholder of record on the Record Date will be entitled to one vote per share of common stock held on the Record Date on all matters submitted for consideration of, and to be voted upon by, the stockholders at the Annual Meeting.

Directors are elected by a plurality of the votes cast. Assuming that a quorum is present, the two Class I nominees receiving the highest number of shares voted “FOR” their election will be elected. “WITHHOLD” votes and broker non-votes are not considered votes cast for the election of directors and will have no effect on the election of the nominees. No stockholder will be entitled to cumulative votes at the Annual Meeting for the election of any members of our Board of Directors.

Proposal 2 requires the affirmative vote of a majority of the votes cast, meaning the number of shares voted “FOR” Proposal 2 must exceed the number of shares voted “AGAINST” such Proposal. Abstentions and broker non-votes are not considered votes cast for the foregoing purpose, and will have no effect on the vote for Proposal 2. Proposals 3 and 4 will pass if such Proposal receives the affirmative vote of a majority of the votes cast, meaning the number of shares voted “FOR” each of Proposals 3 and 4 exceeds the number of shares voted “AGAINST” each such Proposal. However, the vote on each of Proposals 3 and 4 is advisory and therefore is not binding on the Company, the Board of Directors, or any Committees of the Board of Directors. As a result, abstentions and broker non-votes will have no effect on the votes for Proposals 3 and 4.

Shares which abstain from voting as to a particular matter and shares held in “street name” by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter (“broker non-votes”) will be counted for purposes of determining whether a quorum is present for the transaction of business, but will not be considered as voting on such matter. Neither abstentions nor broker non-votes will have any effect upon the outcome of voting with respect to the election of directors, which requires a plurality of the votes cast, or the other matters being submitted to stockholders, which require a majority of the votes cast on each such proposal.

Voting Procedures

If your shares are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company LLC, you are considered the “stockholder of record” with respect to those shares. As the stockholder of record, you have the right to vote in person at the meeting. If you choose to do so, you can bring your proxy card or vote using the ballot provided at the meeting. However, even if you plan to attend the Annual Meeting, we recommend that you vote your shares in advance as described below so that your vote will be counted if you later decide not to attend the Annual Meeting.

If you hold your shares in “street name” through a broker, bank or other nominee rather than directly in your own name, you are considered the “beneficial owner” of shares held in street name. Because a beneficial owner is not a stockholder of record, you may not vote these shares in person at the meeting unless you obtain a legal proxy from the broker, bank or nominee that holds your shares, giving you the right to vote those shares at the meeting. If you wish to attend the Annual Meeting and vote in person, you will need to contact your broker, bank or nominee to obtain a legal proxy.

You may vote by proxy as follows:

•	Internet. You may submit a proxy over the Internet by following the instructions provided on the proxy card.
•	Telephone. You may submit a proxy over the telephone by following the instructions provided on the proxy card.
•	Mail. You may submit a proxy by mail by completing, signing and returning the separate proxy card in the prepaid and addressed envelope included with the proxy materials.

Stockholders are urged to specify their choices on the proxy they submit by Internet, telephone or mail. If you submit a proxy, but do not specify how you want to vote on a proposal, in the absence of contrary instructions, the shares of common stock represented by such proxy will be voted as the Board of Directors recommends on each proposal and the persons named as proxies will vote on any other matters properly presented at the Annual Meeting in accordance with their judgment. Stockholder votes will be tabulated by a representative of Broadridge Financial Solutions, Inc.

Brokers, banks, or other nominees that hold shares of common stock in “street name” for a beneficial owner of those shares typically have the authority to vote in their discretion if permitted by the stock exchange or other organization of which they are members. Brokers, banks, and other intermediaries are entitled to vote shares held for a beneficial holder on routine matters, such as the ratification of the appointment of BPM LLP as the Company’s independent registered public accounting firm, without instructions from the beneficial holder of those shares, but, absent instructions from the beneficial holders of such shares, they are not entitled to vote shares held for a beneficial holder on non-routine matters, such as the election of directors, and the approval of the advisory resolution on Say on Pay. Consequently, if you do not give your broker specific instructions, your shares may not be voted on the non-routine matters. Please instruct your bank or broker so your vote can be counted on all proposals.

Solicitation of Proxies

The cost of soliciting proxies will be borne by us. We may reimburse brokerage firms, banks and other persons representing the beneficial owners of shares of our common stock for their expenses in forwarding solicitation materials to such beneficial owners. Solicitation of proxies by mail may be supplemented by telephone, facsimile or personal solicitation by our directors, officers or regular employees without additional compensation.

Revocability of Proxies

If you are a stockholder of record, your proxy is revocable at any time before it is voted at the Annual Meeting either by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting, however, will not by itself revoke a proxy previously delivered to us. If you have executed and returned a proxy and are present in person at the Annual Meeting and wish to vote at the Annual Meeting, you may elect to do so by notifying the inspector of elections, thereby suspending the power of the proxy holders to vote the proxy previously delivered by you.

If you are a beneficial owner of shares held in street name, you may change your vote by submitting new voting instructions to your broker, bank or nominee, or if you have obtained a legal proxy from the broker, bank or nominee that holds your shares giving you the right to vote the shares, by attending the Annual Meeting and voting in person. Attendance at the meeting will not by itself revoke a previously granted proxy.

Annual Report and Other Matters

Our Annual Report on Form 10-K for the year ended December 31, 2019, which is being made available to stockholders with or preceding this Proxy Statement, contains financial and other information about our Company, but is not incorporated into this Proxy Statement and is not to be considered a part of these proxy materials or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

We make all of our filings with the Securities Exchange Commission (the “SEC”) available free of charge on our website, www.identiv.com, including our proxy statements, our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, together with amendments to these reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act.

We will also provide to each stockholder of record as of the Record Date, without charge, a copy of our Annual Report on Form 10-K for the year ended December 31, 2019, this Proxy Statement, and the related proxy card. Requests for copies may be made in writing directed to Identiv, Inc., 2201 Walnut Avenue, Suite 100, Fremont, California 94538, Attention: Investor Relations, by telephone at (949) 574-3860, or by e-mailing us at IR@identiv.com.

Stockholder Proposals for 2021 Annual Meeting of Stockholders

Assuming a mailing date of April 22, 2021, stockholder proposals submitted for inclusion in our proxy materials for the 2020 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act must be received at 2201 Walnut Avenue, Suite 100, Fremont, California 94538, Attention: Secretary, by December 23, 2020; provided, however, that if the date of the 2021 Annual Meeting of Stockholders is changed by more than 30 calendar days from the date of the Annual Meeting, then the deadline is a reasonable time before we begin to print and distribute our proxy materials.

Our Bylaws establish an advance notice procedure for stockholders who wish to present certain matters before an annual meeting of stockholders without including those matters in the Company’s proxy statement. In general, such proposals shall set forth as to each matter the stockholder proposes to bring before the annual meeting (a) a brief description of the business desired to be brought before the annual meeting, (b) the name and address, as they appear on the Company’s books, of the stockholder proposing such business, (c) the class and number of shares of the Company which are beneficially owned by the stockholder, and (d) any material interest of the stockholder in such business.

The notice period for proposals under our bylaws is not less than 60 calendar days nor more than 90 calendar days before the one-year anniversary of the date on which we first mailed our proxy materials for the preceding year’s annual meeting. However, if the date of the Annual Meeting is moved more than 30 days after the anniversary of the Annual Meeting, the Company’s advance notice procedure requires that such proposal must be received by us not later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made. Notice must be delivered to the Secretary of the Company and must be received by the Company no earlier than the close of business on January 22, 2021 and no later than the close of business on February 21, 2021. Notwithstanding the foregoing, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth therein. Our bylaws have been publicly filed with the SEC.

If a stockholder fails to give notice of a stockholder proposal as required by our bylaws or other applicable requirements, then the proposal will not be included in the proxy statement for our 2021 Annual Meeting of Stockholders and the stockholder will not be permitted to present the proposal to the stockholders for a vote at our 2021 Annual Meeting of Stockholders.

PROPOSAL NO. 1

ELECTION OF CLASS I DIRECTORS

The number of authorized directors is five. Our Board of Directors is divided into three classes with staggered three-year terms. One director serves in Class III (whose term expires at the 2021 annual meeting), two directors serve in Class II (whose terms expire at the 2022 annual meeting) and two directors serve in Class I (whose terms expire at this Annual Meeting).

Unless otherwise instructed, the proxy holders named in the enclosed proxy will vote the proxies received by them for Mr. Humphreys and Ms. Shapiro who currently serve as Class I directors. In the event that a nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies received by the proxy holders named in the enclosed proxy will be voted for any nominee who is subsequently designated by the Board of Directors to fill the vacancy. We do not expect, however, that the nominees will decline to serve as director at the Annual Meeting, as they have agreed to serve if elected.

The two nominees for Class I directors receiving the highest number of votes will be elected as the Class I directors. The nominees for Class I directors elected at the Annual Meeting will serve for a term ending on the date of the 2023 annual meeting of stockholders or until their successors have been elected and duly qualified, or upon their earlier resignation or removal.

Set forth below is information as of March 1, 2020 about the nominees and each of the current directors who will remain in office following the Annual Meeting:

Name	Age	Position	Director Since
CLASS I NOMINEES
Steven Humphreys	58	Nominee, Chief Executive Officer	1996
Nina B. Shapiro	71	Nominee, Director	2016

CLASS II DIRECTORS
Robin R. Braun	64	Director	2019
James E. Ousley	74	Director and Chairman	2014

CLASS III DIRECTOR
Gary Kremen	56	Director	2014

Class I Nominees

Steven Humphreys has served as our Chief Executive Officer since September 9, 2015 and as a director of the Company since July 1996. Mr. Humphreys previously served as Chairman of the Board from September 2013 until September 9, 2015.  Previously, he also served as Lead Director from May 2010 until April 2013 and as Chairman of the Board from April 2000 to March 2007. Mr. Humphreys also served as an executive officer of the Company, as President from July 1996 to December 1996 and as President and Chief Executive Officer from January 1997 to July 1999. From November 2011 to December 2014, Mr. Humphreys served as chief executive officer of Flywheel Software, Inc., a venture-backed, location-based mobile solutions company. From October 2008 until its acquisition by SMSC in February 2011, Mr. Humphreys served as Chief Executive Officer and President of Kleer Corporation, a venture-backed provider of wireless audio technology. From October 2001 to October 2003, he served as Chairman of the Board and Chief Executive Officer of ActivIdentity, a provider of digital identity solutions, a publicly-listed company until its acquisition by HID Global in December 2010.  He also served as a director of ActivIdentity from March 2008 until December 2010. Previously, Mr. Humphreys was President of Caere Corporation, a publicly-listed optical character recognition software company. Prior to Caere, he spent ten years with General Electric in a variety of factory automation and information technology positions, most recently leading the Information Delivery Services business unit of GE Information Services.  Philanthropically, Mr. Humphreys has been an elected public school board trustee and a contributor to a range of education-oriented charities.  He also serves on the board of Summit Public Schools, a charter school system with schools across the West Coast, and developer of the Summit Learning System, developed in cooperation with Facebook and deployed in over 1,000 schools nationwide.  Mr. Humphreys holds a B.S. degree from Yale University and M.S. and M.B.A. degrees from Stanford University. Mr. Humphreys brings to the Board of Directors his many years of experience as an executive officer of technology companies ranging from startups to public companies, and as senior management within large multinational corporations. His continued involvement with emerging technologies, venture and angel investing, as well as his knowledge of the U.S. investment markets, and the wider technology and management communities are relevant to Identiv’s success.

Nina B. Shapiro has served as a director of the Company since June 2016. Ms. Shapiro has served on a variety of boards and advisory committees since retiring from the World Bank in 2011, where she most recently as Vice President of Finance and the Treasurer of the International Finance Corporation. Ms. Shapiro has served on the boards of Zyfin Research Pvt. Ltd., an originator of ETFs for emerging markets, since March 2013, Mountain Partners AG, a German-Swiss investment group and early technology company builder, from 2015 to 2018; and Man Group, an investment manager that is a member of the FTSE 250 Index, from 2011 to 2018. She has also served on the advisory boards or councils of New Silk Route, a private equity fund focused on India and South Asia, since September of 2012, and the Zurich Insurance Investment Management Advisory Council from June 2013 to December 2016. Between September 2011 and March 2015, she served on the board of African Minerals Ltd., a mining company. In 2010, Ms. Shapiro received the Euroweek Lifetime Achievement Award for her contributions to the capital markets. Ms. Shapiro holds an M.B.A. from Harvard Business School, an M.R.P. from the Harvard Graduate School of Design and a B.A. from Smith College. Ms. Shapiro brings to the Company’s Board over 30 years of broad global experience in international finance and business development, along with extensive working experience with senior government and banking officials and international board experience.

Class II Directors

Robin R. Braun has served as a director of the Company since May 2019. Ms. Braun is a retired Vice Admiral of the U.S. Navy, serving most recently as Chief of the Navy Reserve and Commander, Navy Reserve Force from 2012 through 2016. Ms. Braun has 37 years of experience in U.S. government and Department of Defense assignments specializing in aviation, international relations, information technology,  logistics, and recruiting. Ms. Braun also served 24 years as a commercial pilot for FEDEX, retiring in 2019. Ms. Braun currently serves on the boards of directors of the Naval Aviation Museum Foundation and the Northern Arizona University Foundation. Ms. Braun holds a Bachelor of Science and a Doctor of Humane Letters from Northern Arizona University and completed Executive Education at Babson College and University of North Carolina. Ms. Braun brings to our Board of Directors decades of experience working in government and defense, leading large and international organizations and adds diversity of background and experience to our Board.

James E. (“Jim”) Ousley has served as the Chairman of the Board since September 9, 2015 and as a director of the Company since July 2014. Mr. Ousley has more than 40 years of experience leading global technology and telecommunications organizations. On July 1, 2014, he joined CVC Growth Capital as senior operating managing partner. Previously, he served as the chief executive officer at Savvis, Inc. from March 2010 to April 2013. Savvis was acquired by CenturyLink, where he served as chief executive officer of Savvis and president of enterprise markets group, which is now CenturyLink Technology Solutions, a global leader in cloud and managed solutions. Prior to Savvis, Mr. Ousley served as president and chief executive officer of Vytek Wireless, Inc., which was acquired by Calamp, Inc.; president and chairman of Syntegra (USA), a division of British Telecommunications Plc.; and president and chief executive officer of Control Data Systems, which was acquired by British Telecommunications. Mr. Ousley has also held various executive management positions with Control Data Corporation. Mr. Ousley currently serves on the board of directors of Omada, Inc., Global Cloud Exchange, Inc., DTI Management, Inc., Northern Arizona Health Foundation, and Chayora Ltd., and previously served on the board of directors of Integra, Inc., Datalink, Inc., Savvis, Inc., ActivIdentity Corporation, Control Data Systems, Inc., Pacnet, Inc., Peak10, Bell Microproducts, Inc., and other technology and network companies. Mr. Ousley brings to the Board of Directors many years’ experience as an executive officer of technology companies, significant knowledge of global technology and telecommunications organizations, as well as knowledge of cloud-based technology solutions, and extensive private equity experience in mergers, acquisitions and value creation of technology growth companies.

Class III Director

Gary Kremen has served as a director of the Company since February 2014. Mr. Kremen is a serial entrepreneur and has been an investor in over 100 private technology companies, private equity funds and venture capital funds. Companies he has founded or co-founded include Match.Com, the world’s largest dating website,  Clean Power Finance (now Spruce Finance), a leading white-label residential solar finance company backed by Google Ventures, Kleiner Perkins, Claremont Creek Ventures and several large utilities as well as Pace Avenue, a customer acquisition firm marketing renewable energy and energy efficiency solutions to low and moderate income (LMI) households and Water Assurance Partners, LLC an agriculture water purification financing company. Mr. Kremen is credited as the primary inventor on a 1995-filed patent for dynamic web pages as well as four other patents. He holds two Bachelor of Science degrees: one in Electrical Engineering and the other in Computer Science, both from Northwestern University, as well as an MBA from the Stanford University Graduate School of Business. Currently, Mr. Kremen is a board member, principal or managing partner with private companies including CapGain Solutions and Water Assurance Partners, LLC and serves on the board of directors of several non-profit entities, including the Santa Clara Valley Water District, San Luis & Delta-Mendota Water Authority, San Francisquito Creek Joint Powers Authority and the University of California Merced Foundation. Mr. Kremen brings to the Board of Directors his significant experience as a technology entrepreneur, his expertise with Internet, mobile and cloud technologies and his connections to the investment community in Silicon Valley, all of which are relevant to the Company’s strategy to deliver trust solutions for the connected world.

To our knowledge, there are no family relationships between any of our directors or executive officers and any other of our directors or executive officers.

Director Independence

Our Board of Directors has reviewed the independence of each of our directors and our nominees and considered whether any director or nominee has had a material relationship with the Company or our management that could compromise his or her ability to exercise independent judgment in carrying out his or her duties and responsibilities. As a result of this review, our Board of Directors affirmatively determined that all of our directors, other than Mr. Humphreys, are independent under applicable rules of the Nasdaq Stock Market and the SEC.

Vote Required

At the Annual Meeting, the two Class I nominees receiving the highest number of “FOR” votes cast will be elected to our Board of Directors as Class I directors.

Recommendation of the Board of Directors

The Board of Directors recommends a vote “FOR” the election of the Class I nominees.

Board Meetings and Committees

Board Leadership Structure

In accordance with the Company’s Bylaws, the Board of Directors elects all officers of the Company, including our Chief Executive Officer and our Chairman, and each of these positions may be held by the same person or may be held by two persons. The Board of Directors has determined that a Lead Independent Director should be elected when the roles of the Chairman of the Board and the Chief Executive Officer are filled by the same person, and such Lead Independent Director should be an independent director as defined by applicable Nasdaq Stock Market rules and the Company’s Corporate Governance Guidelines and be elected annually. The role of the Lead Independent Director is to coordinate the activities of the independent directors, to advise the Chairman of the Board as to the information provided by Company management to the independent directors, to manage executive sessions of the independent directors, and to act as principal liaison between the independent directors and the Chairman of the Board.

Currently, Steven Humphreys serves as the Company’s Chief Executive Officer and James E. Ousley, who is an independent director, serves as Chairman of the Board of Directors. The Board of Directors believes that the current structure of the Board of Directors is an appropriate allocation of roles and responsibilities to effectively manage the affairs of the Company.

The Board of Directors’ Role in Risk Oversight

The Board of Directors has an active role, as a whole and also at the committee level, in overseeing management of the Company’s risks. The Board of Directors regularly reviews information regarding the Company’s credit, liquidity and operations, as well as the risks associated with each. The Compensation Committee is responsible for overseeing the management of risks relating to the Company’s executive compensation plans and arrangements. The Audit Committee of the Board of Directors oversees management of financial and cybersecurity risks. The Nominating Committee manages risks associated with the independence of the Board of Directors and potential conflicts of interest. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board of Directors is regularly informed through committee reports about such risks.

Board Meeting Attendance

Our Board of Directors held seven meetings in 2019. Each of our current directors attended at least 75% of the meetings of the Board of Directors and meetings of committees on which they served during 2019. As needed, our independent directors meet in executive session without management present to address any issues they determine to be appropriate. The Chairman of the Board presides at such executive sessions.

Communications with the Board of Directors

Although we do not have a formal policy regarding communications between our stockholders and our Board of Directors, stockholders may communicate with the Board of Directors by sending an email to IR@Identiv.com or by writing to the Board of Directors at: Identiv, Inc., 2201 Walnut Avenue, Suite 100, Fremont, California 94538, Attention: Investor Relations. The Investor Relations staff will forward such communication to the Board of Directors or to any individual director or directors to whom the communication is directed as applicable, if the communication is relevant to the Company’s business and financial operations, policies or corporate philosophy.

Director Attendance at Stockholder Meetings

We do not have a policy regarding director attendance at stockholder meetings. At the 2019 Annual Meeting of Stockholders, one director attended the meeting in person and three directors attended the meeting by teleconference.

COMMITTEES OF THE BOARD OF DIRECTORS

The Board of Directors currently has three standing committees, the Audit, Compensation and Nominating Committees, which are composed of independent directors appointed by the Board of Directors. From time to time the Board of Directors may choose to create additional committees, and in 2020 the Board established a Strategic Committee and an Oversight Committee comprised of certain independent directors. The charters of the Audit, Compensation, and Nominating Committees are available on the Corporate Governance page within the Investor Relations section of our website at www.identiv.com.

Audit Committee

The Audit Committee of our Board of Directors assists our Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of our financial reporting processes, system of internal control, our process for monitoring compliance with laws and regulations, our audit process and standards of business conduct. Currently, the Audit Committee consists of Mr. Kremen, Mr. Ousley and Ms. Shapiro, and Mr. Ousley serves as Chairman. The Audit Committee held four meetings during 2019.

Our Board of Directors has determined that each member of the Audit Committee is an “independent director” within the rules of the Nasdaq Stock Market and the requirements set forth in Rule 10A-3(b)(1) of the Exchange Act. Our Board of Directors has further determined that James E. Ousley is an “audit committee financial expert” as defined by Item 407(d)(5) of Regulation S-K under the Exchange Act.

In discharging its duties, our Audit Committee, among its other duties:

•

Selects the independent auditors, reviews the independent auditors’ fee arrangements, proposed audit scope and approach; and pre-approves audit and non-audit services provided to the Company by the independent auditors (or subsequently approving non-audit services in those circumstances where a subsequent approval is necessary and permissible).

•	Reviews on a continuing basis the adequacy of the Company’s system of internal controls and financial reporting process.
•	Reviews the performance of the Company’s independent auditors and determines whether it is appropriate to adopt a policy of rotating independent auditors on a regular basis.
•	Oversees the independence of the Company’s independent auditors.
•

Reviews with management and the Company’s independent auditors such accounting policies (and changes therein) of the Company, including any financial reporting issues which could have a material impact on the Company’s financial statements, as are deemed appropriate for review by the Audit Committee prior to any interim or annual filings with the SEC or other regulatory body.

•

Meets with management and the independent auditors to review and discuss the annual financial statements and the report of the independent auditors thereon and, to the extent the independent auditors or management brings any such matters to the attention of the Audit Committee, to discuss significant issues encountered in the course of the audit work, if any, such as restrictions on the scope of activities or access to required information.

•	Meets quarterly with management and the independent auditors to review and discuss the quarterly financial statements.
•

Meets at least quarterly with the auditors in order to ensure sufficient independence is maintained from management and to provide the opportunity for the auditors to brief the members of the Audit Committee in confidence.

•

Reviews the Company’s policies relating to the avoidance of conflicts of interest and reviews past or proposed transactions between the Company, members of the Board of Directors and management as well as policies and procedures with respect to officers’ expense accounts and perquisites, including the use of corporate assets.

•	Reviews all related party transactions for potential conflicts of interest.

Compensation Committee

The Compensation Committee of our Board of Directors held six meetings during 2019. Currently, the Compensation Committee consists of Ms. Braun, Mr. Kremen, and Ms. Shapiro, and Mr. Kremen serves as Chairman. The Board of Directors has determined that each member of the Compensation Committee currently serving or having served during 2019 is independent within the meaning of the applicable SEC and Nasdaq Stock Market rules.

Pursuant to its charter, the Compensation Committee has responsibility for and authority to:

•

Review and approve corporate goals and objectives relevant to CEO compensation, evaluate the CEO’s performance in light of those goals and objectives, and set the CEO’s compensation level based on this evaluation;

•

Develop, review and approve compensation policies and practices applicable to the Company’s officers who are deemed to be “executive officers” of the Company for SEC reporting purposes, including the criteria upon which executive compensation is based, the specific relationship of corporate performance to executive compensation and the composition of benefits;

•	Make recommendations to the Board of Directors with respect to the Company’s incentive compensation and equity-based compensation plans;
•	Review the compensation and benefits offered to non-employee directors and recommend changes to the Board of Directors as appropriate; and
•

Administer and evaluate the Company’s incentive, equity-based and other executive compensation programs, including approving guidelines, making grants and awards and establishing annual award levels for employee stock options, units, restricted shares and other incentive and equity-based awards under such programs, interpreting and promulgating rules relating to the plans, modifying or canceling grants or awards, designating eligible participants and imposing limitations and conditions on grants or awards.

The Compensation Committee is authorized to delegate any portion of its authority to subcommittees and to engage external independent consultants, as deemed necessary.

Processes and Procedures. On an annual or more frequent basis, the Company’s CEO recommends to the Compensation Committee salary, annual bonus and long-term compensation levels for less senior officers, including the other named executive officers. The executive officers named in the Summary Compensation Table of this proxy statement are referred to as our “Named Executive Officers.” Each Named Executive Officer is reviewed annually based on whether various performance objectives were met during the preceding review period. An evaluation of each officer’s performance is presented to the Compensation Committee and used in the Compensation Committee’s review and analysis of such officer’s overall compensation. No other Named Executive Officer currently has a role in determining or recommending the form or amount of compensation paid to the Named Executive Officers, other than providing such financial or other information as the Compensation Committee may request from time to time. Although the participation of our CEO could influence performance targets, our Compensation Committee rather than our CEO makes all determinations regarding performance goals and targets. Our CEO does not attend any portion of meetings at which his compensation is discussed.

Independent Compensation Consultant. Pursuant to its charter, the Compensation Committee has the power, in its discretion, to retain at the Company’s expense, such independent counsel and other advisors and experts as it deems necessary or appropriate to carry out the Compensation Committee’s duties. Under its charter, the Compensation Committee has the express authority to decide whether to retain a compensation consultant to assist in the evaluation of compensation. If the Compensation Committee decides in its discretion to retain such a firm, the Board of Directors delegates to the Compensation Committee the sole authority to retain and terminate any compensation consultant engaged to assist in the evaluation of the compensation of the Company’s senior executive officers (including all of the Named Executive Officers).

Analysis of Risk in Compensation Programs. In setting compensation, the Compensation Committee also considers the risks to the Company’s stockholders, and the Company as a whole, arising out of the Company’s compensation programs. The Committee considered the various elements of the Company’s compensation practices, including base salary, annual bonus programs, short and long-term incentive awards, the use of cash and equity awards, and how performance is evaluated. While our annual bonus programs may encourage short-term risk taking on the part of participating employees, the Committee believes that these risks are balanced by the use of fixed base salaries and long-term equity incentives that encourage employees to take a long-term view of our business aligned with the interests of the Company’s stockholders. The Committee did not identify any risks arising from the Company’s compensation policies and practices reasonably likely to have a material adverse effect on the Company.

Nominating Committee

The Nominating Committee assists in identifying individuals qualified to become members of the Board of Directors. Currently, the Nominating Committee consists of Ms. Braun, Mr. Kremen, and Ms. Shapiro, with Mr. Kremen serving as the Chairman. The Board of Directors has determined that each of the members of the Nominating Committee is independent within the meaning of the Nasdaq Stock Market director independence standards. The Nominating Committee held four meetings during 2019.

Other Board Committees

Strategic Committee: The Strategic Committee consists of each of the independent directors of the Company and was established in January 2020 to explore strategic alternatives to enhance stockholder value. Currently, the Strategic Committee consists of Ms. Braun, Mr. Kremen, Mr. Ousley and Ms. Shapiro.

Oversight Committee: The Oversight Committee was established in January 2020 to assist senior management from time to time with additional oversight and strategic input on the Company’s business, projects and strategy. Currently, the Oversight Committee consists of Mr. Kremen.

Policy for Director Recommendations and Nominations

The primary role of the Nominating Committee is to develop and recommend to the Board of Directors criteria for identifying and evaluating director candidates and to establish a procedure for consideration of director candidates recommended by our stockholders. The Nominating Committee periodically assesses the appropriate size of the Board of Directors and whether any vacancies are expected due to retirement or otherwise. In the event that vacancies are anticipated, the Nominating Committee seeks to identify and evaluate potential candidates at meetings of the Nominating Committee, which can take place at any point during the year.

Candidates may come to the attention of the Board of Directors through current members of the Board of Directors, professional search firms, stockholders or other parties. All candidates are evaluated based on a review of the individual’s qualifications, skills, independence and expertise. The Nominating Committee will consider candidates submitted by stockholders as nominees for election as directors of the Company. Stockholders wishing to have the Nominating Committee consider a candidate should submit the name(s) and supporting information to Corporate Secretary, c/o Identiv, Inc., 2201 Walnut Avenue, Suite 100, Fremont, California 94538, and should include the following information: (a) the name(s) and address(es) of the stockholder(s) making the recommendation and of the persons to be nominated; (b) a representation that the stockholder is a record holder of stock of the Company entitled to vote for the election of directors on the date of such notice and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; (d) such other information regarding each nominee proposed by such stockholder as would be required to be included in the Proxy Statement filed pursuant to the proxy rules of the SEC, had the nominee been nominated, or intended to be nominated, by the Board of Directors; (e) the consent of each nominee to serve as a director of the Company if so elected; and (f) appropriate biographical information and a statement as to the qualifications of the candidate. Written notice of a nomination must be received by us within the timeframe described under “Stockholder Proposals for 2021 Annual Meeting of Stockholders” above.

As part of its selection process, the Nominating Committee may consider recommendations of director candidates with diverse backgrounds and experience who are expected to enhance the quality of the Board of Directors, serve stockholders’ long-term interests and contribute to our overall corporate goals. Pursuant to our Corporate Governance Guidelines, we endeavor to have a Board of Directors representing diverse experience at policy-making levels in various areas that are relevant to our global activities. While the Nominating Committee has not established specific minimum criteria for candidates, the philosophy of the Committee is that directors should possess the highest personal and professional ethics, integrity and values, informed judgment, and sound business experience and be committed to representing the long-term interests of our stockholders. Candidates must also have an inquisitive and objective perspective, the ability to make independent analytical inquiries, practical wisdom and mature judgment. In evaluating candidates, the Nominating Committee may consider a candidate’s work experience related to our business, general professional experience and overall expected contributions to the Board of Directors in relation to other directors already serving on the Board of Directors. When evaluating existing directors for nomination for re-election, the Nominating Committee may also consider the directors’ past Board of Director and committee meeting attendance and participation.

The Nominating Committee evaluates stockholder-recommended candidates using the same process and the same criteria it uses to evaluate candidates from other sources. The Nominating Committee has the authority to retain outside counsel, experts, and other advisors as it determines appropriate to assist it in the performance of its functions, including sole authority to retain and terminate any search firm used to identify director candidates, and to approve the search firm’s fees and other retention terms.

CORPORATE GOVERNANCE

Corporate Governance Guidelines

The Board of Directors has adopted Corporate Governance Guidelines that assist the directors in following corporate practices that serve the best interests of the Company and its stockholders, including guidelines relating to board composition, director qualifications and selection process, director independence, board committees and auditor independence. The Corporate Governance Guidelines are available on the Corporate Governance page within the Investor Relations section of our website at www.identiv.com. The Nominating Committee and the Board of Directors review the Corporate Governance Guidelines annually and the Board of Directors may amend the Corporate Governance Guidelines at any time.

Code of Conduct and Ethics

The Board of Directors have adopted a Code of Conduct and Ethics for all of our employees, including our CEO, Chief Financial Officer (“CFO”), any other principal accounting officers and for the members of our Board of Directors. Our Code of Conduct and Ethics is posted on the Corporate Governance page within the Investor Relations section of our website, at www.identiv.com. The Board of Directors may amend the Code of Conduct and Ethics at any time and has the sole authority to approve any waiver of the Code of Conduct and Ethics relating to the activities of any of our senior financial officers, other executive officers and directors. We intend to disclose future amendments to certain provisions of our Code of Conduct and Ethics or waivers of such Code granted to executive officers and directors on our website at http://www.identiv.com within four business days following the date of such amendment or waiver.

Certain Relationships and Related Transactions

It is our policy that all employees, officers and directors must avoid any activity that is or has the appearance of conflicting with the interests of the Company. This policy is included in our Code of Conduct and Ethics. We conduct a review of all related party transactions for potential conflict of interest situations on an ongoing basis and all such transactions relating to executive officers and directors must be approved by the independent and disinterested members of the Board of Directors or an independent and disinterested committee of the Board of Directors.

Compensation of Directors

During 2019, each non-employee member of our Board of Directors was eligible to receive annual compensation, payable quarterly, as detailed below.  However, at a minimum, 50% of the annual compensation for each non-employee director was required to be paid in restricted stock units (“RSUs”) under our 2011 Incentive Compensation Plan (the “2011 Plan”).  Annual compensation for each eligible non-employee director potentially includes the following:

For the board year beginning June 1, 2018 and ending May 31, 2019:

•	an annual retainer of $100,000, except for the Chairman of the Board, who was eligible to receive an annual retainer of $180,000 for the board year ended May 31, 2019; and
•

an additional of annual retainer $40,000 for service on each committee of the Board of Directors, except for the Chairman of the Audit Committee, who was eligible to receive an annual cash retainer of $65,000 for the board year ended May 31, 2020.

For the board year beginning June 1, 2019 and ending May 31, 2020:

•

an annual retainer for the board year ended May 31 of $125,000, except for the Chairman of the Board or Lead Independent Director, who is eligible to receive an annual retainer of $175,000 for the board year ended May 31; and

•

an additional annual retainer for the board year ended May 31 of $5,000 for service on each committee of the Board of Directors, and in addition the chair of the Audit Committee is eligible to receive an additional retainer of $20,000, and the chair of each of the Compensation Committee and the Nominating Committee is eligible to receive an additional retainer of $10,000 for the board year ended May 31, 2020.

RSUs granted to non-employee directors for the board year ended prior to May 31, 2016 vested in full on the date of grant.  RSUs granted to non-employee directors for the board years ending May 31, 2016 and after vest monthly over 12 months beginning on June 1. Vested shares will be delivered on the earlier of three years from the award’s vesting start date or the date of separation of service.  Effective as of February 1, 2020, until otherwise determined by the Board or the Compensation Committee, non-employee directors of the Company will receive their annual retainer for service on the Board of Directors and committees thereof solely in the form of fully vested RSUs (based on a 30-day trading average prior to issuance).

Additionally, we reimburse our non-employee directors for all reasonable out-of-pocket expenses incurred in the performance of their duties as directors, which primarily consist of travel expenses associated with Board of Directors or committee meetings or with committee assignments.

Directors who are our employees do not receive additional compensation for their service on the Board of Directors. During 2019, Mr. Humphreys was our only employee director.

Director Compensation

The following table sets forth summary information concerning the compensation earned by our non-employee directors for their service as directors in 2019:

Name	Fees Earned ($)	Stock Awards ($)(1)(2)(3)	Option Awards ($)(4)	Total ($)
James E. Ousley	126,041	157,108	—	283,149
Gary Kremen	92,500	112,960	—	205,460
Nina B. Shapiro	86,666	107,589	—	194,255
Robin R. Braun	39,375	36,245	—	75,620

(1)

The amounts reported in this column represent the aggregate grant date fair value computed in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 718, Compensation-Stock Compensation (“ASC 718”), rather than amounts paid to or realized by the named individual. The assumptions used in determining grant date fair value of these awards are set forth in Note 12 to our Consolidated Financial Statements appearing in our Annual Report on Form 10-K filed with the SEC for the year ended December 31, 2019. There can be no assurance that the price of our common stock when RSUs vest and settle will equal or exceed the price of our common stock on the date of the applicable RSU award.

(2)

Reflects RSUs granted for service as a director and on committees. The number of shares awarded in lieu of cash was calculated based on dividing the average price of our common stock over the 30 trading days preceding the start of each Board of Directors’ service year.

(3)	At December 31, 2019, the aggregate number of RSUs held by Ms. Braun, Mr. Ousley, Mr. Kremen, and Ms. Shapiro were 13,220, 92,593, 65,089 and 63,130, respectively.
(4)	At December 31, 2019, Mr. Kremen and Mr. Ousley each held fully vested options to purchase 1,000 shares of common stock.

PROPOSAL NO.  2

APPROVAL OF AMENDMENT TO

THE COMPANY’S 2011 INCENTIVE COMPENSATION PLAN

The Company’s stockholders are being asked to approve certain amendments to the Company’s 2011 Incentive Compensation Plan (the “2011 Plan”), which was adopted, subject to stockholder approval, by the Board of Directors on April 7, 2011 and approved by the Company’s stockholders on June 6, 2011.  The proposed amendment would (i) increase the number of shares of common stock reserved for issuance under the 2011 Plan by 900,000 shares, to an aggregate of 5,259,956 shares, (ii) increase the number of shares authorized for grant as ISOs by the same 900,0000 shares, and (iii) increase the annual per participant award limit so that in any fiscal year, no participant may be granted (x) options or stock appreciation rights with respect to more than 500,000 shares or (y) restricted stock, restricted stock units, performance awards or other stock-based awards with respect to more than 500,000 shares.  The 2011 Plan is the primary plan from which the Company may grant equity-based awards to our employees, officers, directors and consultants.

A copy of the 2011 Plan as amended is attached as Appendix A to this Proxy Statement.

Background

An aggregate of 4,359,956 shares of our common stock have been authorized for issuance under the 2011 Plan.  Where applicable, all share, per share and stock option information in this 2011 Plan proposal have been adjusted to reflect the one-for-ten reverse stock split of our common stock effective May 22, 2014.  As of March 31, 2020, a total of 37,931 shares had been exercised and issued under the 2011 Plan; 562,102 shares remained subject to outstanding stock options under the 2011 Plan, with a weighted average exercise price of $5.60 per share and a weighted average remaining term of approximately 5.56 years; 1,042,866 shares remained subject to unvested RSU awards; and 412,744 shares remained available for the future grant of equity-based awards under the 2011 Plan.  The closing market price on the Nasdaq Stock Market for a share of our common stock on March 31, 2020 was $3.38 per share.  Unless earlier terminated by the Board of Directors, the 2011 Plan will terminate on December 23, 2025.

Summary of the Proposal

Our Board of Directors approved an amendment to the 2011 Plan on March 10, 2020, subject to approval by our stockholders at the Annual Meeting, that (i) increases the aggregate maximum number of shares that may be issued under the 2011 Plan by 900,000 shares, (ii) increases the aggregate maximum number of shares that may be issued pursuant to ISOs under the 2011 Plan by the same 900,000 shares, and (iii) increases the annual per participant award limit so that in any fiscal year, no participant may be granted (x) options or stock appreciation rights with respect to more than 500,000 shares or (y) restricted stock, restricted stock units, performance awards or other stock-based awards with respect to more than 500,000 shares.  Prior to the amendment, the per participant annual award limit provided that in in any fiscal year, no participant may be granted (x) options or stock appreciation rights with respect to more than 250,000 shares (500,000 shares in the first year of employment) or (y) restricted stock, restricted stock units, performance awards or other stock-based awards with respect to more than 250,000 shares (500,000 shares in the first year of employment).

As part of our overall compensation program, the Company grants equity-based compensation awards to our employees, officers, directors and consultants at the time of engagement, annually, and in certain other circumstances.  We believe that these awards are an important component of compensation in the technology industry, as they provide the opportunity to acquire or increase a proprietary interest in the Company and encourage recipients to expend their maximum efforts in the creation of stockholder value.  We believe these amendments reflect best practices in our industry and allows the establishment of a stronger pay-for-performance culture.

With only 412,744 shares remaining available for the future grant of equity-based awards as of March 31, 2020, without increasing the shares available for future grants, we believe we will not be able to continue to offer competitive equity packages to retain our current employees and hire new employees in fiscal year 2020 and future years.  This could significantly hamper our plans for growth and adversely affect our ability to operate our business.  In addition, if we were unable to grant competitive equity awards, we may be required to offer additional cash-based incentives to replace equity as a means of competing for talent.  This could have a significant effect upon our quarterly results of operations and balance sheet and not be competitive with other companies that offer equity.  As part of our overall compensation strategy and in an effort to conserve cash, non-employee directors and certain executive employees will receive compensation solely in the form of equity grants under the 2011 Plan.  We believe that increasing the annual per participant award limits is necessary to ensure that the Company is able to continue to pay its non-employee directors and certain executives competitively.  Based upon on our review of our current and anticipated equity award requirements, we believe that the authorization of an additional 900,000 shares under the 2011 Plan will provide us with enough shares to continue to offer competitive equity compensation through fiscal year 2021.

Summary Description of the 2011 Plan

The principal terms of the 2011 Plan are summarized below.  The following summary is qualified in its entirety by the full text of the 2011 Plan, which has been filed electronically with the Securities and Exchange Commission together with this Proxy Statement, and can be accessed on the SEC's website at http://www.sec.gov.

General

The purpose of the 2011 Plan is to assist the Company in attracting, motivating, retaining and rewarding high-quality employees, officers, directors and consultants with annual and long-term performance equity awards.  Our current growth strategy is largely dependent upon the services of our executive officers, directors and key personnel.  These incentives may be provided through the grant of stock options, SARs, restricted stock, RSUs, bonus share awards, performance shares, performance units, other stock-based awards and dividend equivalent awards.

Shares Available for Awards

As amended, an aggregate total of 5,259,956 shares of common stock would be cumulatively authorized for issuance under the 2011 Plan, of which 1,312,744 shares would have remained available for grant as of March 31, 2020 had the proposed amendment been effective at that time.  In addition, to comply with applicable tax rules, the 2011 Plan also limits to 5,259,956 the number of shares that may be issued upon the exercise of incentive stock options (“ISOs”) granted under the 2011 Plan.

Share Counting

The number of shares remaining available for grant at any time will be increased by the number of shares of common stock with respect to which awards previously granted under the 2011 Plan are forfeited, expire or otherwise terminate without issuance of shares of common stock, or are settled for cash or otherwise do not result in the issuance of shares of common stock, and the number of shares of common stock that are tendered (either actual or by attestation) or withheld upon exercise of an award to pay the exercise price or any tax withholding requirements will not reduce the number of shares remaining available for grant.  Awards issued in substitution for awards previously granted by a company acquired by the Company or a related entity (as defined in the 2011 Plan), or with which the Company or any related entity combines, do not reduce the limit on grants of awards under the Plan.

Annual Per-Person Limitations

The 2011 Plan imposes individual limitations on the amount of certain awards in part to allow us to qualify such awards for exemption from a tax deduction limitation imposed by Section 162(m) of the Internal Revenue Code (the “Code”), if otherwise applicable.  However, as described below under Summary of Federal Income Tax Consequences of Awards, Section 162(m) was recently amended to eliminate this exemption.  As amended, the 2011 Plan retains individual award limits but increases them as follows: the annual per participant award limit now provides that in any fiscal year, no participant may be granted (i) options or stock appreciation rights with respect to more than 500,000 shares (increased from 250,000 shares or 500,000 shares in the first year of employment) or (ii) restricted stock, restricted stock units, performance awards or other stock-based awards with respect to more than 500,000 shares (increased from 250,000 shares or 500,000 shares in the first year of employment), in each case, subject to adjustment in certain circumstances.  The maximum amount that may be paid out as performance units with respect to any 12-month performance period is $3,000,000 (pro-rated for any 12-month performance period that is less than 12 months), and with respect to any performance period that is more than 12 months, $3,000,000 multiplied by the number of full 12-month periods that are in the performance period.  The annual performance unit maximums were unchanged by the amendment.

Adjustments for Capital Structure Changes

A committee designated by the Board of Directors consisting of not less than two directors (the ‘‘Compensation Committee’’) will make appropriate adjustments to the number of shares authorized under the 2011 Plan and the limitations described in the preceding paragraph and to outstanding awards (including adjustments to exercise prices of options and other affected terms of awards) in the event that any extraordinary dividend or other distribution (whether in cash, shares of common stock or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange or other similar corporate transaction or event affects the common stock.  The Compensation Committee is also authorized to adjust performance conditions and other terms of awards in response to these kinds of events or in response to changes in applicable laws, regulations or accounting principles.

Eligibility

The persons eligible to receive awards under the 2011 Plan are the officers, directors, employees, consultants and other persons who provide services to the Company or any related entity.  The foregoing notwithstanding, only employees of the Company, or any parent corporation or subsidiary corporation of the Company (as those terms are defined in Sections 424(e) and (f) of the Code, respectively), are eligible for purposes of receiving any ISOs.  An employee on leave of absence may be considered as still in the employ of the Company or a related entity for purposes of eligibility for participation in the 2011 Plan.

Administration

The 2011 Plan is administered by the Compensation Committee, provided, however, that except as otherwise expressly provided in the Plan, the Board may exercise any power or authority granted to the Compensation Committee under the 2011 Plan.  Subject to the terms of the 2011 Plan, the Compensation Committee is authorized to select eligible persons to receive awards, determine the type, number and other terms and conditions of, and all other matters relating to, awards, prescribe award agreements (which need not be identical for each participant), and the rules and regulations for the administration of the 2011 Plan, construe and interpret the 2011 Plan and award agreements, correct defects, supply omissions or reconcile inconsistencies therein, and make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the 2011 Plan.

Stock Options and Appreciation Rights

The Compensation Committee is authorized to grant stock options, including ISOs, which can result in potentially favorable tax treatment to the participant, and non-qualified stock options, and SARs entitling the participant to receive the amount by which the fair market value of a share of common stock on the date of exercise exceeds the grant price of the SAR. The exercise price per share subject to an option and the grant price of a SAR are determined by the Compensation Committee, provided that the exercise price (i) per share of an ISO shall be no less than 100% of the fair market value of a share of common stock on the date such option is granted and (ii) in any event, be no less than the par value of a share of common stock on the date of grant.  An option granted to a person who owns or is deemed to own stock representing 10% or more of the voting power of all classes of stock of the Company or any parent company (sometimes referred to as a “10% owner”) will not qualify as an ISO unless the exercise price for the option is not less than 110% of the fair market value of a share of common stock on the date such ISO is granted.

For purposes of the 2011 Plan, the term “fair market value” means the fair market value of common stock, awards or other property as determined by the Compensation Committee or under procedures established by the Compensation Committee.  Unless otherwise determined by the Compensation Committee, the fair market value of common stock as of any given date is the closing sales price per share of common stock as reported on a consolidated basis on the principal stock exchange or market on which common stock is traded on the date as of which such value is being determined or, if there is no sale on that date, then on the last previous day on which a sale was reported.

The maximum term of each option or SAR, the times at which each option or SAR will be exercisable, and provisions requiring forfeiture of unexercised options or SARs at or following termination of employment generally are fixed by the Compensation Committee, except that no option or SAR may have a term exceeding ten years, and no ISO granted to a 10% stockholder (as described above) may have a term exceeding five years (to the extent required by the Code at the time of grant).  Methods of exercise and settlement and other terms of options and SARs are determined by the Compensation Committee.  The Compensation Committee, thus, may permit the exercise price of options awarded under the Plan to be paid in cash, shares, other awards or other property (including loans to participants).

Automatic Options for Non-Employee Directors

For Board years ending prior to the Board year ending on May 31, 2016, the 2011 Plan provides that in addition to any other options that non-employee directors may be granted, non-employee directors will automatically be granted options as follows: (i) an initial grant on the date Board service begins of options to acquire that number of shares as determined by the Board of Directors or, if no amount is established by the Board, to acquire 1,000 shares and (ii) annual grants on the date of re-election at an annual meeting of awards to acquire that number of shares as determined by the Board of Directors (or, if no amount is established by the Board, to acquire 500 shares).  Initial and annual option grants will vest as to one-twelfth (1/12th) of the total award each month so that the award is fully vested after one year of  continuous service on the Board from the date of grant.

In addition, the Compensation Committee may grant shares of common stock or other awards in lieu of Company obligations to pay cash under any compensatory arrangements, including the payment of fees to directors for their service on the Board of Directors, subject to such terms as the Compensation Committee may specify.

Restricted Stock and Restricted Stock Units

The Compensation Committee is authorized to grant restricted stock and RSUs.  Restricted stock is a grant of shares of common stock which may not be sold or disposed of until vested, and which is subject to such risks of forfeiture and other restrictions as the Compensation Committee may impose.  A participant granted restricted stock generally has all of the rights of a stockholder of the Company, unless otherwise determined by the Compensation Committee.  An award of RSUs confers upon a participant the right to receive shares of common stock or cash equal to the fair market value of the specified number of shares of common stock covered by the RSUs at the end of a specified deferral period, subject to such risks of forfeiture and other restrictions as the Compensation

Committee may impose.  Prior to settlement, an award of RSUs carries no voting or dividend rights or other rights associated with share ownership, although dividend equivalents may be granted, as discussed below.

Dividend Equivalents

The Compensation Committee is authorized to grant dividend equivalents conferring on participants the right to receive, currently or on a deferred basis, cash, shares of common stock, other awards or other property equal in value to dividends paid on a specific number of shares of common stock or other periodic payments.  Dividend equivalents may be granted alone or in connection with another award, may be paid currently or on a deferred basis and, if deferred, may be deemed to have been reinvested in additional shares of common stock, awards or otherwise as specified by the Compensation Committee.

Bonus Stock and Awards in Lieu of Cash Obligations

The Compensation Committee is authorized to grant shares of common stock as a bonus free of restrictions, or to grant shares of common stock or other awards in lieu of Company obligations to pay cash under the 2011 Plan or other plans or compensatory arrangements, subject to such terms as the Compensation Committee may specify.

Other Stock-Based Awards

The Compensation Committee or the Board is authorized to grant awards that are denominated or payable in, valued by reference to, or otherwise based on or related to shares of common stock.  The Compensation Committee determines the terms and conditions of such awards.

Performance Awards

The Compensation Committee is authorized to grant performance awards to participants on terms and conditions established by the Compensation Committee.  The performance criteria to be achieved during any performance period and the length of the performance period is determined by the Compensation Committee upon the grant of the performance award.  Performance awards may be valued by reference to a designated number of Shares (in which case they are referred to as performance shares) or by reference to a designated amount of property including cash (in which case they are referred to as performance units).  Performance awards may be settled by delivery of cash, shares of common stock or other property, or any combination thereof, as determined by the Compensation Committee.

Other Terms of Awards

Awards may be settled in the form of cash, shares of common stock, other awards or other property, in the discretion of the Compensation Committee.  The Compensation Committee may require or permit participants to defer the settlement of all or part of an award in accordance with such terms and conditions as the Compensation Committee may establish, including payment or crediting of interest or dividend equivalents on deferred amounts, and the crediting of earnings, gains and losses based on deemed investment of deferred amounts in specified investment vehicles.  The Compensation Committee is authorized to place cash, shares of common stock or other property in trusts or make other arrangements to provide for payment of the Company’s obligations under the 2011 Plan.  The Compensation Committee may condition any payment relating to an award on the withholding of taxes and may provide that a portion of any shares of common stock or other property to be distributed will be withheld (or previously acquired shares of common stock or other property be surrendered by the participant) to satisfy withholding and other tax obligations.  Awards granted under the 2011 Plan generally may not be pledged or otherwise encumbered and are not transferable except by will or by the laws of descent and distribution, or to a designated beneficiary upon the participant’s death, except that the Compensation Committee may, in its discretion, permit transfers, subject to any terms and conditions the Compensation Committee may impose thereon.  Awards under the 2011 Plan are generally granted without a requirement that the participant pay consideration in the form of cash or property for the grant (as distinguished from the exercise), except to the extent required by law.  The Committee may, however, grant Awards in exchange for other Awards under the 2011 Plan, awards under other Company plans, or other rights to payment from the Company, and may grant Awards in addition to and in tandem with such other Awards, rights or other awards.  Under the 2011 Plan, the Committee may, in its discretion, amend any outstanding option or stock appreciation right to reduce the exercise price or grant price

Acceleration of Vesting; Change in Control

The Compensation Committee may, in its discretion, accelerate the settlement or exercisability, the lapsing of restrictions or the expiration of deferral or vesting periods of any award, including in the case of a “change in control” (as defined in the 2011 Plan) of the Company, as defined in the 2011 Plan.

The 2011 Plan provides that, in the event of a merger or a “change in control” (as defined in the 2011 Plan), any outstanding awards will be dealt with in accordance with any of the following approaches, as determined by the agreement effectuating the transaction or, if and to the extent not so determined, as determined by the Compensation Committee: (i) the continuation of the outstanding awards by the Company, if the Company is a surviving entity, (ii) the assumption or substitution of the outstanding awards by the surviving entity or its parent or subsidiary, (iii) full exercisability or vesting and accelerated expiration of the outstanding awards, or (iv) settlement of the value of the outstanding awards in cash or cash equivalents or other property followed by cancellation of such awards.

Amendment and Termination

The Board of Directors may amend, alter, suspend, discontinue or terminate the 2011 Plan or the Compensation Committee’s authority to grant awards without further stockholder approval (including in a manner adverse to the rights of a participant under an outstanding award), except that stockholder approval must be obtained for any amendment or alteration if such approval is required by law or regulation or under the rules of any stock exchange or quotation system on which shares of common stock are then listed or quoted.  Thus, stockholder approval may not necessarily be required for every amendment to the 2011 Plan which might increase the cost of the 2011 Plan or alter the eligibility of persons to receive awards.  Stockholder approval will not be deemed to be required under laws or regulations, such as those relating to ISOs, that condition favorable treatment of participants on such approval, although the Board may, in its discretion, seek stockholder approval in any circumstance in which it deems such approval advisable.  Unless earlier terminated by the Board, the 2011 Plan, as amended, will terminate at the earliest of (a) such time as no shares of common stock remain available for issuance under the 2011 Plan, (b) termination of the 2011 Plan by the Board of Directors, or (c) December 23, 2025.  Awards outstanding upon expiration of the 2011 Plan shall remain in effect until they have been exercised, terminated, or have expired.

New Plan Benefits

Future award grants under the 2011 Plan will be made at the discretion of the Compensation Committee and, accordingly, are not yet determinable.  In addition, benefits under the 2011 Plan will depend on a number of factors, including the fair market value of the Company’s common stock on future dates and the exercise decisions made by participants.  Consequently, at this time, it is not possible to determine the future benefits that might be received by participants under the 2011 Plan.

Summary of Federal Income Tax Consequences of Awards

The following summary is intended only as a general guide to the U.S.  federal income tax consequences of participation in the 2011 Plan and does not attempt to describe all possible federal or other tax consequences of such participation or tax consequences based on particular circumstances.  The 2011 Plan is not qualified under the provisions of section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974.

Nonqualified Stock Options

An optionholder generally is not taxable upon the grant of a nonqualified stock option granted under the 2011 Plan.  On exercise of a nonqualified stock option granted under the 2011 Plan, an optionholder will recognize ordinary income equal to the excess, if any, of the fair market value on the date of exercise of the shares of stock acquired on exercise of the option over the exercise price.  If the optionholder is an employee of the Company or a related entity, that income will be subject to the withholding of Federal income and employment tax purposes.  The optionholder’s tax basis in those shares will be equal to their fair market value on the date of exercise of the option, and their holding period for those shares will begin on that date.

The Company will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income taxable to the optionholder, provided that the deduction is not otherwise disallowed under the Code.

Incentive Stock Options

The 2011 Plan provides for the grant of stock options that qualify as “incentive stock options” as defined in section 422 of the Code, which we refer to as ISOs.  Under the Code, an optionholder generally is not subject to tax upon the grant or exercise of an ISO.  In addition, if the optionholder holds a share received on exercise of an ISO for at least two years from the date the option was granted and at least one year from the date the option was exercised, which we refer to as the “Required Holding Period”, the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the holder’s tax basis in that share will be long-term capital gain or loss.

If, an optionholder disposes of a share acquired on exercise of an ISO before the end of the Required Holding Period, which we refer to as a Disqualifying Disposition, the optionholder generally will recognize ordinary income in the year of the Disqualifying Disposition equal to the excess, if any, of the fair market value of the share on the date the ISO was exercised over the exercise price.  If, however, the Disqualifying Disposition is a sale or exchange on which a loss, if realized, would be recognized for Federal income tax purposes, and if the sales proceeds are less than the fair market value of the share on the date of exercise of the option, the amount of ordinary income recognized by the optionholder will not exceed the gain, if any, realized on the sale.  If the amount realized on a

Disqualifying Disposition exceeds the fair market value of the share on the date of exercise of the option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.

The Company is not allowed an income tax deduction with respect to the grant or exercise of an incentive stock option or the disposition of a share acquired on exercise of an incentive stock option after the Required Holding Period.  However, if there is a Disqualifying Disposition of a share, the Company is allowed a deduction in an amount equal to the ordinary income includible in income by the optionholder, provided that the deduction is not otherwise disallowed under the Code.

Stock Awards

Generally, the recipient of a stock award will recognize ordinary compensation income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock.  If, however, the stock is non-vested when it is received under the 2011 Plan (for example, if the employee is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary compensation income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock.  A recipient may, however, file an election with the Internal Revenue Service, within 30 days of his or her receipt of the stock award, to recognize ordinary compensation income, as of the date the recipient receives the stock award, equal to the excess, if any, of the fair market value of the stock on the date the stock award is granted over any amount paid by the recipient in exchange for the stock.

The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired as stock awards will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested.  Upon the disposition of any stock received as a stock award under the 2011 Plan the difference between the sale price and the recipient’s basis in the shares will be treated as a capital gain or loss and generally will be characterized as long-term capital gain or loss if the shares have been held for more the one year from the date as of which he or she would be required to recognize any compensation income.

The Company will be entitled to a deduction for Federal income tax purposes equal to the amount of ordinary income taxable to the recipient, provided that the deduction is not otherwise disallowed under the Code.

Stock Appreciation Rights

The Company may grant SARs separate from any other award, which we refer to as “Stand-Alone SARs”, or in tandem with options, which we refer to as “Tandem SARs”, under the 2011 Plan.  Generally, the recipient of a Stand-Alone SAR will not recognize any taxable income at the time the Stand-Alone SAR is granted.

With respect to Stand-Alone SARs, if the recipient receives the appreciation inherent in the SARs in cash, the cash will be taxable as ordinary compensation income to the recipient at the time that the cash is received.  If the recipient receives the appreciation inherent in the SARs in shares of stock, the recipient will recognize ordinary compensation income equal to the excess of the fair market value of the stock on the day it is received over any amounts paid by the recipient for the stock.

With respect to Tandem SARs, if the recipient elects to surrender the underlying option in exchange for cash or shares of stock equal to the appreciation inherent in the underlying option, the tax consequences to the recipient will be the same as discussed above relating to the Stand-Alone SARs.  If the recipient elects to exercise the underlying option, the holder will be taxed at the time of exercise as if he or she had exercised a nonqualified stock option (discussed above), i.e., the recipient will recognize ordinary income for federal tax purposes measured by the excess of the then fair market value of the shares of stock over the exercise price.

In general, there will be no federal income tax deduction allowed to the Company upon the grant or termination of Stand-Alone SARs or Tandem SARs.  Upon the exercise of either a Stand-Alone SAR or a Tandem SAR, however, the Company will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that the employee is required to recognize as a result of the exercise, provided that the deduction is not otherwise disallowed under the Code.

Dividend Equivalents

Generally, the recipient of a dividend equivalent award will recognize ordinary compensation income at the time the dividend equivalent award is received equal to the fair market value of the amount received.  The Company generally will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that the employee is required to recognize as a result of the dividend equivalent award, provided that the deduction is not otherwise disallowed under the Code.

Section 162 Limitations

Section 162(m) of the Code generally disallows a deduction for federal income tax purposes to any publicly-traded corporation for any remuneration in excess of $1 million paid in any taxable year to its Chief Executive Officer (“CEO”) and each of the three non-CEO most highly-compensated executive officers (other than, prior to 2018, its chief financial officer (“CFO”)) (the “Covered Employees”).  However, compensation which qualifies as “performance-based” is excluded from the $1 million limit if, among other requirements, the compensation is payable only upon attainment of pre-established, objective performance goals under a plan approved by the corporation’s shareholders, although this exception is severely limited beginning in 2018, as described below.  The material terms of the 2011 Plan were previously approved by shareholders in 2016 for purposes of Section 162(m), which allowed us to grant certain long-term incentive awards that are designed to meet the definition of performance-based compensation under Section 162(m) in order to qualify for the performance-based exception to the $1 million deduction limit.  However, to maintain flexibility in compensating executive officers in a manner designed to promote varying corporate goals in the best interest of the Company, we did not previously limit executive compensation to amounts deductible under Section 162(m) if the Compensation Committee determined that doing so is in the best interests of the Company.

The Tax Cuts and Jobs Act, enacted on December 22, 2017, substantially modifies Section 162(m) and, among other things, eliminates the performance-based exception to the $1 million deduction limit effective as of January 1, 2018.  As a result, beginning in 2018, compensation paid to certain executive officers in excess of $1 million will generally be non-deductible, whether or not it is performance-based.  In addition, beginning in 2018, Covered Employees will include any individual who served as the CEO or CFO at any time during the taxable year and the three other most highly compensated officers (other than the CEO and CFO) for the taxable year, and once an individual becomes a Covered Employee for any taxable year beginning after December 31, 2016, that individual will remain a Covered Employee for all future years, including following any termination of employment.

The Tax Cuts and Jobs Act includes a transition rule under which the changes to Section 162(m) described above will not apply to compensation payable pursuant to a written binding contract that was in effect on November 2, 2017 and is not materially modified after that date.  To the extent applicable to our existing contracts and awards, the Compensation Committee may avail itself of this transition rule.  However, because of uncertainties as to the application and interpretation of the transition rule, no assurances can be given at this time that our existing contracts and awards, even if in place on November 2, 2017, will meet the requirements of the transition rule.  Moreover, to maintain flexibility in compensating executive officers in a manner designed to promote varying corporate goals in the best interest of the Company, the Compensation Committee does not limit its actions with respect to executive compensation to preserve deductibility under Section 162(m) if the Compensation Committee determines that doing so is in the best interests of the Company.

Aggregate Past Grants and Options to Certain Persons

As of March 31, 2020, awards covering 4,620,222 shares of the common stock subject to past RSU and option grants had been granted under the 2011 Plan (net of cancellations). The following table shows information regarding the distribution of those awards among the persons and groups identified below.

Name and Position	Number of Shares Subject to Past Grants

Current Executive Officers, as a Group	948,095

Current Non-Employee Directors, as a Group	555,597

All current employees who are not executive officers or directors, as a group	3,116,530

Total	4,620,222

Equity Compensation Information for Plans

For a description of the equity compensation information for plans, see the table under the section entitled “Equity Compensation Plan Information” within this Proxy Statement.

Vote Required

The affirmative vote of the holders of a majority of the votes cast and entitled to vote at the Annual Meeting will be required for approval of the amendment to the 2011 Plan described above.  Under the rules of the New York Stock Exchange, brokers are prohibited from giving proxies to vote on equity compensation plan matters unless the beneficial owner of such shares has given voting instructions on the matter.  This means that if your broker is the record holder of your shares, you must give voting instructions to your broker with respect to Proposal No. 2 if you want your broker to vote your shares on the matter.  If you hold your shares in your own name and abstain from voting on this matter, your abstention will have no effect on the outcome of this proposal.

Recommendation of the Board of Directors

The Board recommends a vote “FOR” the amendments to the 2011 Plan.

PROPOSAL NO. 3

RATIFICATION OF THE APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Board of Directors is asking stockholders to ratify the appointment of BPM LLP (“BPM”) as our independent auditor for the fiscal year ending December 31, 2020. Although our Bylaws and applicable legal requirements do not require stockholder ratification of the selection of BPM as our independent auditor, our Board of Directors is submitting the selection of BPM to our stockholders for ratification as a matter of good corporate practice. We expect that a representative of BPM will be available at the Annual Meeting to make a statement and will be available to respond to appropriate questions. BPM has audited our financial statements since 2015.

In the event that our stockholders fail to ratify the appointment of BPM as independent auditor, our Audit Committee may reconsider its selection. Even if the selection is ratified, the Audit Committee at its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

Vote Required

The affirmative vote of the holders of a majority of the votes cast on the proposal in person or by proxy will be required to ratify the appointment of BPM as our independent registered public accounting firm for the fiscal year ending December 31, 2020.

Recommendation of the Board of Directors

The Board of Directors recommends a vote “FOR” the ratification of the appointment of BPM LLP, an independent registered public accounting firm, to serve as the Company’s independent auditor for the fiscal year ending December 31, 2020.

Principal Accountant Fees and Services

The aggregate fees billed or to be billed to us by BPM for the fiscal year ended December 31, 2019 and 2018, were as follows:

	2019	2018
Audit Fees	$637,257	$662,126
Audit-Related Fees	—	69,948
All Other Fees	58,850	—
Total	$696,107	$732,074

Audit Fees. Audit fees include fees associated with the audit of our annual financial statements included in our Annual Report on Form 10-K, review of our financial statements included in our quarterly reports on Form 10-Q, and fees for the statutory audit of subsidiaries.

Audit-Related Fees. Audit-related fees include fees associated with services provided in connection with acquisitions in 2018.

All Other Fees. All other fees relate with services provided in connection with a transfer pricing study in 2019.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Our Independent Registered Public Accountants

In accordance with the charter of the Audit Committee of our Board of Directors, the Audit Committee pre-approves all audit and permissible non-audit services provided by our independent registered public accounting firm, including the estimated fees and other terms of any such engagement. In certain circumstances, the Audit Committee may provide subsequent approval of non-audit services not previously approved. Services provided by our independent registered public accounting firm may include audit services, audit-related services, tax services and other services. Actual amounts billed, to the extent in excess of the estimated amounts, were periodically reviewed and approved by the Audit Committee. The Audit Committee considers whether such audit or non-audit services are consistent with the SEC rules on auditor independence. The Audit Committee has determined that the services provided by the Company’s independent public accounting firm are compatible with maintaining the independence of such firm. All fees set forth in the table above were pre-approved pursuant to this policy.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee of the Board of Directors is composed of three members and acts under a written charter adopted and approved by the Board of Directors. The members of the Audit Committee are independent as defined by the Audit Committee’s charter, the Nasdaq Capital Market listing standards and the Securities Exchange Act of 1934.

The Audit Committee assists the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of our financial reporting processes, system of internal controls, processes for monitoring compliance with laws and regulations, audit processes and standards of business conduct. The Audit Committee manages the relationship with our independent auditor, who reports directly to the Audit Committee. The Audit Committee also oversees the Sarbanes-Oxley compliance function of the Company, who reports directly to the Audit Committee. The Audit Committee has the authority to obtain advice and assistance from outside legal, accounting or other advisors as the Audit Committee deems necessary to carry out its duties and to allocate appropriate funding, as determined by the Audit Committee, for such advice and assistance.

The Audit Committee has reviewed and discussed with management the audited financial statements of the Company for the fiscal year ended December 31, 2019. The Audit Committee also has discussed with the Company’s independent auditor for the fiscal year ended December 31, 2019, the matters required to be discussed by Auditing Standard No. 16 (“Communication with Audit Committees”), as amended, as adopted by the Public Company Accounting Oversight Board (“PCAOB”). Furthermore, the Audit Committee has received written communications from our independent registered public accounting firm required by the PCAOB regarding communications with the Audit Committee concerning independence and has discussed the auditor’s independence from the Company and its management, and considered whether the provision of other non-audit services by our independent registered public accounting firm to the Company is compatible with the auditor’s independence.

In performing all these functions, the Audit Committee acts only in an oversight capacity and necessarily relies on the work and assurances of our management and independent registered public accountants. Management has primary responsibility for preparing the Company’s financial statements and for our financial reporting process. Our independent auditors for the fiscal year ended December 31, 2019 are responsible for expressing an opinion on the conformity of our audited financial statements to accounting principles generally accepted in the United States. In reliance on the reviews and discussions referred to in this report, and in light of its role and responsibilities, the Audit Committee recommended to the Board of Directors that the audited financial statements for the fiscal year ended December 31, 2019 be included for filing with the SEC in our Annual Report on Form 10-K for the year ended December 31, 2019, and the Board of Directors has approved such inclusion.

AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

James E. Ousley, Chairman

Gary Kremen

Nina B. Shapiro

PROPOSAL NO. 4

ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION “SAY ON PAY”

In accordance with the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), as well as Section 14A of the Exchange Act and the rules promulgated thereunder, we are asking stockholders to approve, on a non-binding advisory basis, the Company’s compensation of our Named Executive Officers as described in this Proxy Statement. The Compensation Committee has designed the compensation of our Named Executive Officers to align each Named Executive Officer’s compensation with the Company’s short-term and long-term performance and to provide the compensation and incentives needed to attract, motivate and retain the Named Executive Officers, who are crucial to our long-term success. Please read the Summary Compensation Table and other related compensation tables and narrative, which provide detailed information on the compensation of our Named Executive Officers.

Based on the voting results at our 2018 Annual Meeting of Stockholders with respect to the frequency (the “Frequency Vote”) of stockholder advisory votes to approve the compensation of Named Executive Officers, we have decided to include an advisory vote to approve the compensation of our Named Executive Officers in our proxy materials on an annual basis.

The advisory resolution, commonly known as a “say-on-pay” proposal, gives stockholders the opportunity to express their views on the compensation of our Named Executive Officers. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our Named Executive Officers and the philosophy, policies and practices described in this Proxy Statement. Accordingly, you are being asked to vote on the following resolution at the Annual Meeting:

“RESOLVED, that the Company’s stockholders approve, on a non-binding, advisory basis, the compensation of the Named Executive Officers, as disclosed in the Company’s Proxy Statement for the 2020 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the 2019 Summary Compensation Table and the other related tables and disclosure.”

The say-on-pay vote is advisory, and therefore not binding on us, the Compensation Committee or the Board of Directors; however, the Board of Directors and Compensation Committee value the opinions of our stockholders and to the extent there is any significant vote against the Named Executive Officer compensation as disclosed in this Proxy Statement, the Compensation Committee will consider the stockholders’ concerns and will evaluate whether any actions are necessary to address those concerns.

Vote Required

The affirmative vote of the holders of a majority of the votes cast on the proposal in person or by proxy will be required to approve this proposal on a non-binding advisory basis.

Recommendation of the Board of Directors

The Board of Directors recommends a vote “FOR” the approval of the non-binding advisory resolution on Named Executive Officer compensation as disclosed in this Proxy Statement.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The table below sets forth information known to us as of April 3, 2020 with respect to the beneficial ownership of our common stock by:

•	each person who is known by us to be the beneficial owner of 5% or more of our issued and outstanding common stock;
•	each of our directors;
•	each of our Named Executive Officers; and
•	all current directors and executive officers, as a group.

Except as otherwise indicated, and subject to applicable community property laws, to our knowledge, the persons named in the table below have sole voting and investment power with respect to all shares held by them. Applicable percentage ownership in the following table is based on 17,496,731 shares of our common stock issued and outstanding as of April 3, 2020.

Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options held by that person that are currently exercisable or exercisable within 60 days of April 3, 2020 or RSUs that vest within 60 days of April 3, 2020 are deemed outstanding. Such shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

Unless specified below, the mailing address for each individual, officer or director is c/o Identiv, Inc., 2201 Walnut Avenue, Suite 100, Fremont, CA 94538.

	Shares of Common Stock Beneficially Owned
Name of Beneficial Owner	Number	Percentage
5% Stockholders
Bleichroeder LP(1)	2,066,339	11.8%
1345 Avenue of the Americas, 47th Floor, New York, NY 10105

Directors, Nominees and Executive Officers
Robin R. Braun(2)	18,675	*
Steven Humphreys(3)	696,308	3.9%
Gary Kremen(4)	268,633	1.5%
James E. Ousley(5)	248,407	1.4%
Nina B. Shapiro(6)	122,533	*
Sandra Wallach(7)	61,547	*
All current directors, nominees and executive officers as a group (6 persons)(8)	1,416,103	7.9%

*	Less than one percent.
(1)

Based solely on Amendment No. 2 to Schedule 13G filed with the SEC on February 12, 2020, by Bleichroeder LP (“Bleichroeder”), an investment advisor registered under Section 203 of the Investment Advisers Act of 1940, is deemed to be the beneficial owner of the shares. 21 April Fund, Ltd., a Cayman Islands company for which Bleichroeder acts as investment advisor, may be deemed to beneficially own 1,486,649 of the shares.

(2)	Consists of 18,675 fully vested RSUs where settlement has been deferred to the earlier of June 1, 2022 or departure from the board.
(3)	Includes 460,660 shares of common stock subject to options exercisable within 60 days of April 3, 2020.
(4)

Includes 1,000 shares of common stock subject to options exercisable within 60 days of April 3, 2020, 6,666 shares held by the Kremen Family Trust and 19,366, 30,055, and 22,134 fully vested RSUs where settlement has been deferred to the earlier of June 1, 2020, June 1, 2021, and June 1, 2022, respectively, or departure from the board.

(5)

Includes 1,000 shares of common stock subject to options exercisable within 60 days of April 3, 2020 and 28,609, 44,399, and 27,667 fully vested RSUs where settlement has been deferred to the earlier of June 1, 2020, June 1, 2021, and June 1, 2022, respectively, or departure from the board.

(6)	Includes 19,366, 30,055, and 19,365 fully vested RSUs where settlement has been deferred to the earlier of June 1, 2020, June 1, 2021, and June 1, 2022, respectively, or departure from the board.
(7)	Includes 5,937 RSUs that vest within 60 days of April 3, 2020.
(8)

Includes an aggregate of 462,660 shares of common stock subject to options exercisable within 60 days of April 3, 2020, 5,937 RSUs that vest within 60 days of April 3, 2020, and 67,341, 104,509, 87,841 fully vested RSUs where settlement has been deferred to the earlier of June 1, 2020, June 1, 2021, and June 1, 2022, respectively, or departure from the board.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act requires our executive officers, directors and persons who beneficially own more than ten percent of a registered class of our equity securities (“10% stockholders”), to file reports on Forms 4 and 5 reflecting transactions affecting their beneficial ownership of our equity securities with the SEC. Such officers, directors and 10% stockholders are also required by the SEC’s rules and regulations to provide us with copies of all such reports on Forms 4 and 5 that they file under Section 16(a) of the Exchange Act.

Based solely on our review of copies of such reports on Forms 4 and 5 received by us, and on written representations from our executive officers and directors, we believe that, during the period from January 1, 2019 to December 31, 2019, our executive officers, directors and the 10% stockholders known to us filed all required reports under Section 16(a) of the Exchange Act on a timely basis, except that a Form 4 for Sandra Wallach reporting a transaction on November 4, 2019 was filed on November 13, 2019.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth information concerning the compensation of our Named Executive Officers for the years ended December 31, 2019 and 2018.

Name and Principal Position	Year	Salary $	Bonus $	Stock Awards $(3)	Option Awards $	All Other Compensation $(4)	Total $
Steven Humphreys	2018	350,000	179,714	13,879	—	18,583	562,176
Chief Executive Officer and Director(1)	2017	350,000	87,500	—	—	14,441	451,941
Sandra Wallach	2018	272,500	12,500	166,050	—	18,583	469,633
Chief Financial Officer and Secretary(2)	2017	221,837	—	497,700	—	12,034	731,571

(1)

Commencing with the fiscal quarter beginning on July 1, 2019, any quarterly performance-based bonuses earned by Mr. Humphreys will be paid in fully vested stock in lieu of cash, to the extent earned, as determined in accordance with the terms of Mr. Humphreys’ employment agreement.

(2)

Ms. Wallach became our Chief Financial Officer effective February 16, 2017 at an annual salary of $265,000. Effective April 1, 2018, Ms. Wallach’s salary was increased to $275,000 and she became eligible to receive a cash bonus of up to $25,000 annually. Effective October 1, 2019, Ms. Wallach’s salary was increased to $300,000. Her eligible annual bonus of up to $25,000 was increased up to $50,000, payable 50% in cash and 50% in fully vested RSUs.

(3)

The amounts reported in this column represent the aggregate grant date fair value computed in accordance with FASB ASC 718, rather than amounts paid to or realized by the named individual. There can be no assurance that the price of our common stock when RSUs vest and settle will equal or exceed the price of our common stock on the date of the applicable RSU award. The assumptions used in determining grant date fair value of these awards are set forth in Note 12 to our Consolidated Financial Statements appearing in our Annual Report on Form 10-K for the year ended December 31, 2019.

(4)	Represents health insurance premiums.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth certain information with respect to the outstanding equity awards held by our Named Executive Officers as of December 31, 2019.

	Option Awards					Stock Awards(1)
Name	Date of Grant	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested(2)
Steven Humphreys (3)	6/6/2011	500	—	$23.60	6/06/2021
	12/30/2011	1,500	—	$21.70	12/30/2021
	6/13/2012	2,000	—	$10.50	6/13/2022
	9/10/2012	1,200	—	$7.20	9/10/2022
	9/10/2012	3,000	—	$7.20	9/10/2022
	4/25/2013	2,000	—	$9.40	4/25/2023
	6/4/2013	2,000	—	$8.40	6/4/2023
	6/28/2013	500	—	$7.20	6/28/2023
	9/30/2013	500	—	$7.20	9/30/2023
	12/31/2013	500	—	$5.80	12/31/2023
	3/31/2014	500	—	$11.30	3/31/2024
	5/22/2014	2,000	—	$7.50	5/22/2024
	6/6/2016	444,460	—	$4.36	6/6/2026

Sandra Wallach	3/6/2017					28,125	$158,625
	5/9/2018					25,000	$141,000
	10/31/2018					3,750	$21,150
	11/4/2019					20,000	$112,800

(1)	RSUs vest 25% on the first anniversary date of the vesting start date with the remaining vesting quarterly over the following three years.
(2)	Market value is based on the closing price of our common stock on December 31, 2019.
(3)	All awards through 2014 were for service as a director prior to the appointment of Mr. Humphreys as Chief Executive Officer in September 2015.

Employment Agreements; Termination / Change in Control Arrangements

We have entered into employment agreements with our Named Executive Officers. Below is a description of the material terms of each agreement, including severance provisions.

Employment Agreement with Steven Humphreys

On September 14, 2015, we entered into an executive employment agreement with Steven Humphreys pursuant to which Mr. Humphreys serves as our Chief Executive Officer and a director.  As of the date of his appointment as Chief Executive Officer, Mr. Humphreys continued to serve as a director, but ceased serving as the Chairman of the Board and serving on the Audit and Nominating Committees and receives no additional compensation for his service on the Board.  Under the terms of his executive employment agreement, Mr. Humphreys receives an annual base salary of $350,000, with a target annual performance bonus of 100% of his base salary. As an employee, Mr. Humphreys is also eligible to participate in the Company’s employee benefits plans.  Additionally, Mr. Humphreys was granted an option to purchase 444,460 shares of common stock at an exercise price of $4.36 per share (the “Option”), the closing price of the Company’s common stock on September 9, 2015, under the 2011 Plan.  The Option vested as to 25% of the underlying shares on the first anniversary of the date of grant, and then monthly over the following three years.  In addition, the Board agreed to grant Mr. Humphreys a restricted stock unit award for 302,657 shares of the Company’s common stock vesting over four years from September 9, 2015.

On August 5, 2019, the Compensation Committee reviewed Mr. Humphreys’ compensation and approved the following: (i) in the event that a change of control (as defined in his employment agreement) occurs within four years (i.e., on or prior to August 5, 2023) and Mr. Humphreys continues to serve as the Company’s Chief Executive Officer as of the effective time of the change of control, the Company will grant Mr. Humphreys 365,000 restricted stock units, subject to and only vesting effective upon the consummation of the change of control, and (ii) beginning July 1, 2019, any quarterly performance-based bonuses earned by Mr. Humphreys will be paid in fully vested stock in lieu of cash, to the extent earned, as determined in accordance with the terms of Mr. Humphreys employment agreement.  On January 28, 2020, in an effort to conserve cash, the Company and Mr. Humphreys agreed that effective as of February 1, 2020, the Company will pay Mr. Humphreys’ base salary in the form of fully vested common stock of the Company (based on a 30-day trading average prior to issuance), except that his salary will be paid in cash solely to the extent needed for withholding amounts required for taxes and other involuntary and voluntary payroll deductions.

Pursuant to his executive employment agreement, Mr. Humphreys may become entitled to severance benefits.  If he is terminated without cause or is constructively terminated (as each term is defined in such agreement), subject to his execution of an enforceable release of claims, he is entitled to receive (i) a lump sum payment equal to 12 months of his then-current base salary, (ii) reimbursement of COBRA premiums for continuation of Company-sponsored group health plan coverage for 12 months, and (iii) 12 months of accelerated service-based vesting in his then-outstanding equity awards.   However, in addition to these severance benefits, in the event Mr. Humphreys is terminated without cause or is constructively terminated within 12 months following a change in control of the Company, he is entitled to full acceleration of his equity awards with time-based vesting.  Also pursuant to his employment agreement, in the event of his death or disability while an employee of the Company, Mr. Humphreys is entitled to a lump sum payment equal to 12 months of his base salary.

Employment Agreement with Sandra Wallach

On January 19, 2017, we entered into an executive employment agreement with Sandra Wallach, which agreement provides Ms. Wallach a $265,000 annual base salary. Additionally, Ms. Wallach was granted a restricted stock unit award covering 90,000 shares of common stock under the 2011 Plan, which award vests with respect to 25% of the underlying shares on the first anniversary of Ms. Wallach’s start date with the Company and then with respect to the remaining shares on a quarterly basis over the following three years.  Pursuant to her executive employment agreement, Ms. Wallach is also entitled to severance benefits. If she is terminated without cause (as such term is defined in such agreement), she is entitled to three months of her then-current base salary and reimbursement of three months of health care continuation coverage premiums, subject to her having provided the Company a general release of claims.

On November 4, 2019, the Compensation Committee approved the following changes to Ms. Wallach’s compensation, effective as of October 1, 2019: (i) an increase in annual base salary from $275,000 to $300,000; and (ii) an increase in target annual variable compensation from $25,000 to $50,000, of which 50% will be payable in cash and 50% payable in fully vested restricted stock units.

Potential Payments upon Termination or Change in Control

The information below describes the estimated value of certain compensation and benefits that would potentially have become payable under contractual arrangements with our Named Executive Officers assuming a termination of employment or change in control of the Company had occurred on December 31, 2019, based upon the Named Executive Officers’ compensation and service levels as of such date and, where applicable, the $5.64 closing price of our common stock on December 31, 2019. The information presented represents estimates of incremental amounts that would become payable had a trigging event occurred on December 31, 2019 and does not include amounts that were earned and payable as of that date regardless of the occurrence of a triggering event.

If Mr. Humphreys had either been terminated by the Company without cause or by constructive termination (each as defined in his employment agreement) as of December 31, 2019, he would have become entitled to receive (i) $350,000, representing 12 months’ salary and (ii) reimbursement of health care coverage for a period of 12 months, having a value of approximately $22,755.  In the event that a change of control (as defined in Mr. Humphreys’ employment agreement) had occurred on December 31, 2019, and Mr. Humphreys continued to serve as the Company’s Chief Executive Officer as of the effective time of the change of control, Mr. Humphreys would have become entitled to receive 365,000 restricted stock units, subject to and only vesting effective upon the consummation of the change of control.  In addition, if on December 31, 2019 and within 12 months of a change in control, Mr. Humphreys had either been terminated by the Company without cause or by constructive termination (each as defined in his employment agreement) as of December 31, 2019, he would have become entitled to receive (i) $350,000, representing 12 months’ salary and (ii) reimbursement of health care coverage for a period of 12 months, having a value of approximately $22,755.  Mr. Humphreys’ entitlement to such benefits would be conditioned upon his execution and nonrevocation of a general release in a form determined by the Company.  In addition, Mr. Humphreys may be subject to a Section 280G cutback.  Had Mr. Humphreys’ employment terminated as of December 31, 2019 for reasons of death or disability (as defined in his employment agreement), he (or his estate as applicable) would have become entitled to $350,000, representing 12 months’ salary, not conditioned on a general release.

If Ms. Wallach had been terminated by the Company without cause (as defined in her executive employment agreement) as of December 31, 2019, she would have become entitled to $75,000, representing 3 months’ salary.  In addition, pursuant to the terms of the 2011 Plan, had a change in control occurred on December 31, 2019, all then-outstanding equity awards granted to Ms. Wallach would have become fully vested and exercisable unless such awards were assumed or substituted.  If Ms. Wallach’s outstanding awards under the 2011 Plan were not assumed or substituted on a change in control, Ms. Wallach would have become entitled to accelerated vesting of 100% of her outstanding equity awards, having an intrinsic value of approximately $433,575.

Equity Compensation Plan Information

The following table summarizes information as of December 31, 2019 about our common stock that may be issued pursuant to awards under our existing equity compensation plans.

	(a)		(b)		(c)
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	1,710,212		$5.60		730,254
Equity compensation plans not approved by security holders
Total	1,710,212	(1)	$5.60	(1)	730,254	(2)

(1)	As of December 31, 2019, there were 562,102 stock options outstanding with a weighted average exercise price of $5.60 and a weighted average term of 5.86 years, and 1,148,110 RSUs outstanding.
(2)	Consists of 293,888 shares available for issuance under the Employee Stock Purchase Plan and 436,366 shares available for issuance under the 2011 Plan.

 Certain Relationships and Related Transactions

Related Party Transactions

Indemnification Agreements. We have entered into indemnification agreements with our directors and executive officers. These agreements require us to indemnify these individuals to the fullest extent permitted under Delaware law against liabilities that may arise by reason of their service to us, and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified.

OTHER MATTERS

We do not intend to bring any matters before the Annual Meeting other than those set forth herein, and our management has no present knowledge that any other matters will or may be brought before the Annual Meeting by others. However, if any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote the shares they represent as our Board of Directors may recommend.

By Order of the Board of Directors of

Identiv, Inc.

/s/ Sandra Wallach

Sandra Wallach

Chief Financial Officer and Secretary

Fremont, California

April 22, 2020

Our Annual Report on Form 10-K for the year ended December 31, 2019 has been mailed with this Proxy Statement. We will provide copies of exhibits to our Annual Report on Form 10-K but will charge a reasonable fee per page to any requesting stockholder. Stockholders may make such requests in writing to Secretary, Identiv, Inc., 2201 Walnut Avenue, Suite 100, Fremont, California 94538. The request must include a representation by the stockholder that, as of April 3, 2020, the stockholder was entitled to vote at the Annual Meeting. Our Annual Report on Form 10-K and exhibits are also available at www.identiv.com.

Appendix a

IDENTIV, INC.
2011 INCENTIVE COMPENSATION PLAN
(AS AMENDED THROUGH MARCH 10, 2020)

IDENTIV, INC.
2011 INCENTIVE COMPENSATION PLAN
(AS AMENDED THROUGH MARCH 10, 2020)

1.Purpose	A-1

2.Definitions	A-1

3.Administration.	A-4

4.Shares Subject to Plan.	A-5

5.Eligibility; Per-Person Award Limitations	A-6

6.Specific Terms of Awards.	A-6

7.Certain Provisions Applicable to Awards.	A-11

8.Change in Control.	A-13

9.General Provisions.	A-14

IDENTIV, INC.
2011 INCENTIVE COMPENSATION PLAN
(AS AMENDED THROUGH MARCH 10, 2020)

Purpose. The purpose of this 2011 INCENTIVE COMPENSATION PLAN (the “Plan”) is to assist Identiv, Inc., a Delaware corporation (the “Company”) and its Related Entities (as hereinafter defined) in attracting, motivating, retaining and rewarding high-quality executives and other employees, officers, directors, consultants and other persons who provide services to the Company or its Related Entities by enabling such persons to acquire or increase a proprietary interest in the Company in order to strengthen the mutuality of interests between such persons and the Company’s stockholders, and providing such persons with annual and long term performance incentives to expend their maximum efforts in the creation of stockholder value.

Definitions. For purposes of the Plan, the following terms shall be defined as set forth below, in addition to such terms defined in Section 1 hereof and elsewhere herein.

(a) “2007 Plan” means the Company’s 2007 Stock Option Plan, as amended.

(b) “2010 Plan” means the Company’s 2010 Bonus and Incentive Plan, as amended.

(c) “Award” means any Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Share granted as a bonus or in lieu of another Award, Dividend Equivalent, Other Stock-Based Award or Performance Award, together with any other right or interest, granted to a Participant under the Plan.

(d) “Award Agreement” means any written agreement, contract or other instrument or document evidencing any Award granted by the Committee hereunder.

(e) “Beneficiary” means the person, persons, trust or trusts that have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under the Plan upon such Participant’s death or to which Awards or other rights are transferred if and to the extent permitted under Section 9(b) hereof. If, upon a Participant’s death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.

(f) “Beneficial Owner” and “Beneficial Ownership” shall have the meaning ascribed to such term in Rule 13d-3 under the Exchange Act and any successor to such Rule.

(g) “Board” means the Company’s Board of Directors.

(h) “Cause” shall, with respect to any Participant, have the meaning specified in the Award Agreement. In the absence of any definition in the Award Agreement, “Cause” shall have the equivalent meaning or the same meaning as “cause” or “for cause” set forth in any employment, consulting, or other agreement for the performance of services between the Participant and the Company or a Related Entity or, in the absence of any such agreement or any such definition in such agreement, such term shall mean (i) the failure by the Participant to perform, in a reasonable manner, his or her duties as assigned by the Company or a Related Entity, (ii) any violation or breach by the Participant of his or her employment, consulting or other similar agreement with the Company or a Related Entity, if any, (iii) any violation or breach by the Participant of any non-competition, non-solicitation, non-disclosure and/or other similar agreement with the Company or a Related Entity, (iv) any act by the Participant of dishonesty or bad faith with respect to the Company or a Related Entity, (v) use of alcohol, drugs or other similar substances in a manner that adversely affects the Participant’s work performance, or (vi) the commission by the Participant of any act, misdemeanor, or crime reflecting unfavorably upon the Participant or the Company or any Related Entity. The good faith determination by the Committee of whether the Participant’s Continuous Service was terminated by the Company for “Cause” shall be final and binding for all purposes hereunder.

(i) “Change in Control” means a Change in Control as defined in Section 8(b) of the Plan.

(j) “Code” means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

(k) “Committee” means a committee designated by the Board to administer the Plan; provided, however, that if the Board fails to designate a committee or if there are no longer any members on the committee so designated by the Board, or for any other reason determined by the Board, then the Board shall serve as the Committee. While it is intended that the Committee shall consist of at least two directors, each of whom shall be (i) a “non-employee director” within the meaning of Rule 16b-3 (or any successor rule) under the Exchange Act, unless administration of the Plan by “non-employee directors” is not then required in order for exemptions under Rule 16b-3 to apply to transactions under the Plan, (ii) an “outside director” within the meaning of Section 162(m) of the Code, and (iii) “Independent”, the failure of the Committee to be so comprised shall not invalidate any Award that otherwise satisfies the terms of the Plan.

(l) “Consultant” means any Person (other than an Employee or a Director, solely with respect to rendering services in such Person’s capacity as a director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity.

(m) “Continuous Service” means the uninterrupted provision of services to the Company or any Related Entity in any capacity of Employee, Director, Consultant or other service provider. Continuous Service shall not be considered to be interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entities, or any successor entities, in any capacity of Employee, Director, Consultant or other service provider, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director, Consultant or other service provider (except as otherwise provided in the Award Agreement). An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave.

(n) “Director” means a member of the Board or the board of directors of any Related Entity.

(o) “Disability” means a permanent and total disability (within the meaning of Section 22(e) of the Code), as determined by a medical doctor satisfactory to the Committee.

(p) “Dividend Equivalent” means a right, granted to a Participant under Section 6(f) hereof, to receive cash, Shares, other Awards or other property equal in value to dividends paid with respect to a specified number of Shares, or other periodic payments.

(q) “Effective Date” means the effective date of the Plan, which shall be April 7, 2011.

(r) “Eligible Person” means each officer, Director, Employee, Consultant and other person who provides services to the Company or any Related Entity. The foregoing notwithstanding, only Employees of the Company, or any parent corporation or subsidiary corporation of the Company (as those terms are defined in Sections 424(e) and (f) of the Code, respectively), shall be Eligible Persons for purposes of receiving any Incentive Stock Options. An Employee on leave of absence may, in the discretion of the Committee, be considered as still in the employ of the Company or a Related Entity for purposes of eligibility for participation in the Plan.

(s) “Employee” means any person, including an officer or Director, who is an employee of the Company or any Related Entity. The payment of a director’s fee by the Company or a Related Entity shall not be sufficient to constitute “employment” by the Company.

(t) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules thereto.

(u) “Fair Market Value” means the fair market value of Shares, Awards or other property as determined by the Committee, or under procedures established by the Committee. Unless otherwise determined by the Committee, the Fair Market Value of a Share as of any given date shall be the closing sale price per Share reported on a consolidated basis for stock listed on the principal stock exchange or market on which Shares are traded on the date as of which such value is being determined (or as of such later measurement date as determined by the Committee on the date the Award is authorized by the Committee), or, if there is no sale on that date, then on the last previous day on which a sale was reported.

(v) “Good Reason” shall, with respect to any Participant, have the meaning specified in the Award Agreement. In the absence of any definition in the Award Agreement, “Good Reason” shall have the equivalent meaning or the same meaning as “good reason” or “for good reason” set forth in any employment, consulting or other agreement for the performance of services between the Participant and the Company or a Related Entity or, in the absence of any such agreement or any such definition in such agreement, such term shall mean (i) the assignment to the Participant of any duties inconsistent in any material respect with the Participant’s duties or responsibilities as assigned by the Company or a Related Entity, or any other action by the Company or a Related Entity which results in a material diminution in such duties or responsibilities, excluding for this purpose an action which is remedied by the Company or a Related Entity promptly after receipt of notice thereof given by the Participant; (ii) any material failure by the Company or a Related Entity to comply with its obligations to the Participant as agreed upon, other than a failure which is remedied by the Company or a Related Entity promptly after receipt of notice thereof given by the Participant; or (iii) the Company’s or Related Entity’s requiring the Participant to be based at any office or location outside of fifty miles from the location of employment or service as of the date of Award, except for travel reasonably required in the performance of the Participant’s responsibilities.

(w) “Incentive Stock Option” means any Option intended to be designated as an incentive stock option within the meaning of Section 422 of the Code or any successor provision thereto.

(x) “Independent”, when referring to either the Board or members of the Committee, shall have the same meaning as used in the rules of the Listing Market.

(y) “Incumbent Board” means the Incumbent Board as defined in Section 8(b)(ii) hereof.

(z) “Listing Market” means the NASDAQ Stock Market or any other national securities exchange on which any securities of the Company are listed for trading or, if not so listed, any automated dealer quotation system on which the securities are quoted.

(aa) “Option” means a right granted to a Participant under Section 6(b) hereof, to purchase Shares or other Awards at a specified price during specified time periods.

(bb) “Optionee” means a person to whom an Option is granted under this Plan or any person who succeeds to the rights of such person under this Plan.

(cc) “Other Stock-Based Awards” means Awards granted to a Participant under Section 6(h) hereof.

(dd) “Participant” means a person who has been granted an Award under the Plan which remains outstanding, including a person who is no longer an Eligible Person.

(ee) “Performance Award” means any Award of Performance Shares or Performance Units granted pursuant to Section 6(g) hereof.

(ff) “Performance Period” means that period established by the Committee at the time any Performance Award is granted or at any time thereafter during which any performance goals specified by the Committee with respect to such Award are to be measured.

(gg) “Performance Share” means any grant pursuant to Section 6(g) hereof of a unit valued by reference to a designated number of Shares, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including cash, Shares, other property, or any combination thereof, upon achievement of such performance goals during the Performance Period as the Committee shall establish at the time of such grant or thereafter.

(hh) “Performance Unit” means any grant pursuant to Section 6(g) hereof of a unit valued by reference to a designated amount of property (including cash) other than Shares, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including cash, Shares, other property, or any combination thereof, upon achievement of such performance goals during the Performance Period as the Committee shall establish at the time of such grant or thereafter.

(ii) “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, and shall include a “group” as defined in Section 13(d) thereof.

(jj) “Related Entity” means any Subsidiary, and any business, corporation, partnership, limited liability company or other entity designated by the Board, in which the Company or a Subsidiary holds a substantial ownership interest, directly or indirectly.

(kk) “Restricted Stock” means any Share issued with the restriction that the holder may not sell, transfer, pledge or assign such Share and with such risks of forfeiture and other restrictions as the Committee, in its sole discretion, may impose (including any restriction on the right to vote such Share and the right to receive any dividends), which restrictions may lapse separately or in combination at such time or times, in installments or otherwise, as the Committee may deem appropriate.

(ll) “Restricted Stock Award” means an Award granted to a Participant under Section 6(d) hereof.

(mm) “Restricted Stock Unit” means a right to receive Shares, including Restricted Stock, cash measured based upon the value of Shares or a combination thereof, at the end of a specified deferral period.

(nn) “Restricted Stock Unit Award” means an Award of Restricted Stock Unit granted to a Participant under Section 6(e) hereof.

(oo) “Restriction Period” means the period of time specified by the Committee that Restricted Stock Awards shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose.

(pp) “Rule 16b-3” means Rule 16b-3, as from time to time in effect and applicable to the Plan and Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

(qq) “Shares” means the shares of common stock of the Company, par value $0.001 per share, and such other securities as may be substituted (or resubstituted) for Shares pursuant to Section 9(c) hereof.

(rr) “Stock Appreciation Right” means a right granted to a Participant under Section 6(c) hereof.

(ss) “Subsidiary” means any corporation or other entity in which the Company has a direct or indirect ownership interest of 50% or more of the total combined voting power of the then outstanding securities or interests of such corporation or other entity entitled to vote generally in the election of directors or in which the Company has the right to receive 50% or more of the distribution of profits or 50% or more of the assets on liquidation or dissolution.

(tt) “Substitute Awards” means Awards granted or Shares issued by the Company in assumption of, or in substitution or exchange for, Awards previously granted, or the right or obligation to make future Awards, by a company (i) acquired by the Company or any Related Entity, (ii) which becomes a Related Entity after the date hereof, or (iii) with which the Company or any Related Entity combines.

Administration.

(a) Authority of the Committee. The Plan shall be administered by the Committee, except to the extent (and subject to the limitations imposed by Section 3(b) hereof) the Board elects to administer the Plan, in which case the Plan shall be administered by only those members of the Board who are Independent members of the Board, in which case references herein to the “Committee” shall be deemed to include references to the Independent members of the Board. The Committee shall have full and final authority, subject to and consistent with the provisions of the Plan, to select Eligible Persons to become Participants, grant Awards, determine the type, number and other terms and conditions of, and all other matters relating to, Awards, prescribe Award Agreements (which need not be identical for each Participant) and rules and regulations for the administration of the Plan, construe and interpret the Plan and Award Agreements and correct defects, supply omissions or reconcile inconsistencies therein, and to make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the Plan. In exercising any discretion granted to the Committee under the Plan or pursuant to any Award, the Committee shall not be required to follow past practices, act in a manner consistent with past practices, or treat any Eligible Person or Participant in a manner consistent with the treatment of any other Eligible Persons or Participants.

(b) Manner of Exercise of Committee Authority. The Committee, and not the Board, shall exercise sole and exclusive discretion (i) on any matter relating to a Participant then subject to Section 16 of the Exchange Act with respect to the Company to the extent necessary in order that transactions by such Participant shall be exempt under Rule 16b-3 under the Exchange Act, and (ii) with respect to any Award to an Independent Director. Any action of the Committee shall be final, conclusive and binding on all persons, including the Company, its Related Entities, Eligible Persons, Participants, Beneficiaries, transferees under Section 9(b) hereof or other persons claiming rights from or through a Participant, and stockholders. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to officers or managers of the Company or any Related Entity, or committees thereof, the authority, subject to such terms and limitations as the Committee shall determine, to perform such functions, including administrative functions as the Committee may determine to the extent that such delegation will not result in the loss of an exemption under Rule 16b-3(d)(1) for Awards granted to Participants subject to Section 16 of the Exchange Act in respect of the Company. The Committee may appoint agents to assist it in administering the Plan.

(c) Limitation of Liability. The Committee and the Board, and each member thereof, shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or Employee, the Company’s independent auditors, Consultants or any other agents assisting in the administration of the Plan. Members of the Committee and the Board, and any officer or Employee acting at the direction or on behalf of the Committee or the Board, shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.

Shares Subject to Plan.

(a) Limitation on Overall Number of Shares Available for Delivery Under Plan. Subject to adjustment as provided in Section 9(c) hereof, the total number of Shares reserved and available for delivery under the Plan shall be 5,259,956, consisting of an initial fixed authorization of 400,000 Shares, plus the 210,660 Shares and 249,296 Shares that remained available for delivery under the 2007 Plan and the 2010 Plan, respectively, on June 6, 2011 (the “Initial Stockholder Approval Date”), plus the additional 1,000,000 Shares authorized for issuance under the Plan at the Company’s 2014 Annual Meeting of Stockholders, plus an additional 2,000,000 Shares authorized for issuance under the Plan at the Company’s 2016 Annual Meeting of Stockholders, plus an additional 500,000 Shares authorized for issuance under the Plan at the Company’s 2018 Annual Meeting of Stockholders, plus the additional 900,000 Shares proposed for approval at the Company’s 2020 Annual Meeting of Stockholders. Any Shares delivered under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares.

(b) Application of Limitation to Grants of Awards. No Award may be granted if the number of Shares to be delivered in connection with such an Award exceeds the number of Shares remaining available for delivery under the Plan, minus the number of Shares deliverable in settlement of or relating to then outstanding Awards. The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments if the number of Shares actually delivered differs from the number of Shares previously counted in connection with an Award.

(c) Availability of Shares Not Delivered under Awards and Adjustments to Limits.

(i) If any Awards are forfeited, expire or otherwise terminate without issuance of such Shares, or any Award is settled for cash or otherwise does not result in the issuance of all or a portion of the Shares subject to such Award, the Shares to which those Awards were subject, shall, to the extent of such forfeiture, expiration, termination, cash settlement or non-issuance, again be available for delivery with respect to Awards under the Plan, subject to Section 4(c)(iv) below.

(ii) In the event that any Option or other Award granted hereunder is exercised through the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, or withholding tax liabilities arising from such option or other award are satisfied by the tendering of Shares (either actually or by attestation) or by the withholding of Shares by the Company, then only the number of Shares issued net of the Shares tendered or withheld shall be counted for purposes of determining the maximum number of Shares available for grant under the Plan.

(iii) Substitute Awards shall not reduce the Shares authorized for delivery under the Plan or authorized for delivery to a Participant in any period. Additionally, in the event that a company acquired by the Company or any Related Entity or with which the Company or any Related Entity combines has shares available under a pre-existing plan approved by its stockholders, the shares available for delivery pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for delivery under the Plan; if and to the extent that the use of such Shares would not require approval of the Company’s stockholders under the rules of the Listing Market.

(iv) Any Share that again becomes available for delivery pursuant to this Section 4(c) shall be added back as one (1) Share.

(v) Notwithstanding anything in this Section 4(c) to the contrary but subject to adjustment as provided in Section 9(c) hereof, the maximum aggregate number of Shares that may be delivered under the Plan as a result of the exercise of the Incentive Stock Options shall be 5,259,956 Shares.

(d) Awards Under the 2007 Plan and the 2010 Plan. This Plan will serve as the successor to the 2007 Plan. Awards granted under the 2007 Plan prior to the Initial Stockholder Approval Date shall continue to be governed by the terms of the 2007 Plan; however, no further awards shall be made under the 2007 Plan after the Initial Stockholder Approval Date. For the avoidance of doubt, securities issuable in connection with awards granted under the 2010 Plan after the Initial Stockholder Approval Date shall be issued in accordance with and governed by the terms of the 2011 Plan.

Eligibility; Per-Person Award Limitations

. Awards may be granted under the Plan only to Eligible Persons. Subject to adjustment as provided in Section 9(c), in any fiscal year of the Company during any part of which the Plan is in effect, no Participant may be granted (i) Options or Stock Appreciation Rights with respect to more than 500,000 Shares or (ii) Restricted Stock, Restricted Stock Units, Performance Shares and/or Other Stock-Based Awards with respect to more than 500,000 Shares. In addition, the maximum dollar value payable to any one Participant with respect to Performance Units is (x) $3,000,000 with respect to any 12 month Performance Period (pro-rated for any Performance Period that is less than 12 months based upon the ratio of the number of days in the Performance Period as compared to 365), and (y) with respect to any Performance Period that is more than 12 months, $3,000,000 multiplied by the number of full 12 month periods that are in the Performance Period.

Specific Terms of Awards.

(a) General. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 9(e)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of the Participant’s Continuous Service and terms permitting a Participant to make elections relating to his or her Award. Except as otherwise expressly provided herein, the Committee shall retain full power and discretion to accelerate, waive or modify, at any time, any term or condition of an Award that is not mandatory under the Plan. Except in cases in which the Committee is authorized to require other forms of consideration under the Plan, or to the extent other forms of consideration must be paid to satisfy the requirements of Delaware law, no consideration other than services may be required for the grant (as opposed to the exercise) of any Award.

(b) Options. The Committee is authorized to grant Options to any Eligible Person on the following terms and conditions:

(i) Exercise Price. Other than in connection with Substitute Awards, the exercise price per Share purchasable under an Option shall be determined by the Committee, provided that such exercise price shall not, in the case of Incentive Stock Options, be less than 100% of the Fair Market Value of a Share on the date of grant of the Option and shall not, in any event, be less than the par value of a Share on the date of grant of the Option. If an Employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) and an Incentive Stock Option is granted to such Employee, the exercise price of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no less than 110% of the Fair Market Value of a Share on the date such Incentive Stock Option is granted.

(ii) Time and Method of Exercise. The Committee shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which Options shall cease to be or become exercisable following termination of Continuous Service or upon other conditions, the methods by which the exercise price may be paid or deemed to be paid (including in the discretion of the Committee a cashless exercise procedure), the form of such payment, including, without limitation, cash, Shares (including without limitation the withholding of Shares otherwise deliverable pursuant to the Award), other Awards or awards granted under other plans of the Company or a Related Entity, or other property (including notes or other contractual obligations of Participants to make payment on a deferred basis provided that such deferred payments are not in violation of Section 13(k) of the Exchange Act, or any rule or regulation adopted thereunder or any other applicable law), and the methods by or forms in which Shares will be delivered or deemed to be delivered to Participants.

(iii) Incentive Stock Options. The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options (including any Stock Appreciation Right issued in tandem therewith) shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either the Plan or any Incentive Stock Option under Section 422 of the Code, unless the Participant has first requested, or consents to, the change that will result in such disqualification. Thus, if and to the extent required to comply with Section 422 of the Code, Options granted as Incentive Stock Options shall be subject to the following special terms and conditions:

(A) the Option shall not be exercisable for more than ten years after the date such Incentive Stock Option is granted; provided, however, that if a Participant owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company (or any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) and the Incentive Stock Option is granted to such Participant, the term of the Incentive Stock Option shall be (to the extent required by the Code at the time of the grant) for no more than five years from the date of grant; and

(B) The aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of the Shares with respect to which Incentive Stock Options granted under the Plan and all other option plans of the Company (and any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f) of the Code, respectively) that become exercisable for the first time by the Participant during any calendar year shall not (to the extent required by the Code at the time of the grant) exceed $100,000.

(iv) Non-Discretionary Options for Certain Directors. For Board years ending prior to the Board year ending on May 31, 2016, in addition to any other Options that any Director who is not an Employee may be granted on a discretionary basis under the Plan, each Director who is not an Employee shall be automatically granted without the necessity of action by the Board or the Committee, Options subject to the following terms and conditions:

(A) Initial Grant. On the date that a Director who is not an Employee commences service on the Board, an initial grant of Options that are not intended to be designated as Incentive Stock Options (“Non-Qualified Stock Options), shall automatically be made to that Director who is not an Employee (the “Initial Option Grant”). The number of Shares subject to this Initial Option Grant and other terms governing this Initial Option Grant shall be as determined by the Board in its sole discretion. If the Board does not establish the number of Shares subject to the Initial Option Grant for a given newly-elected Director who is not an Employee prior to the date of grant for such Initial Option Grant, then the number shall be one thousand (1,000) Shares. If at the time a Director who is also an Employee or does not otherwise qualify as an outside director within the meaning of Section 162(m) of the Code (an “Outside Director”), commences service on the Board, such Director shall be entitled to an Initial Option Grant at such time as such Director subsequently is no longer an Employee or qualifies as an Outside Director and if such Director remains a Director.

(B) Annual Option Grant. An Annual Option Grant of Non-Qualified Stock Options (the “Annual Option Grant”) shall automatically be made to each Director who (i) is re-elected to the Board or who otherwise continues as a Director, (ii) qualifies as an Outside Director on the relevant grant date and (iii) has served as a Director for at least six months. The number of Shares subject to this Annual Option Grant and other terms governing this Annual Option Grant shall be as determined by the Board in its sole discretion. If the Board does not establish the number of Shares subject to the Annual Option Grant, then the number shall be five hundred (500) Shares. The date and time of grant of an Annual Option Grant is the date of the annual meeting of the Company’s stockholders and the time shall be immediately upon the adjournment of the annual meeting of the Company’s stockholders.

(C) Vesting. Non-Qualified Stock Options received by the Participant as an Initial Option Grant or an Annual Option Grant (collectively the “Director Non-Discretionary Options”) shall vest and become exercisable in twelve (12) equal monthly installments on each monthly anniversary of the grant date, such that the Award is fully vested after one year of Continuous Service on the Board from the grant date.

(D) Termination of Continuous Service as a Director. In the event a Participant’s Continuous Service as a Director terminates for any reason other than death, the Participant may exercise his or her Director Non-Discretionary Options to the extent that the Participant was entitled to exercise such Director Non-Discretionary Options as of the date of termination of the Participant’s Continuous Service as a Director, but only within ninety (90) calendar days following the date of such termination of the Participant’s Continuous Service as a Director (and in no event later than the expiration of the term of such Director Non-Discretionary Options as set forth in the applicable Award Agreement(s)). This period may be adjusted by the Board in its discretion, provided that the affected Participant shall be recused from such decision of the Board. If

Participant’s Continuous Service as a Director terminates due to death, the Participant’s estate, a person who acquired the right to exercise the Director Non-Discretionary Options by bequest or inheritance, or a person designated to exercise the Director Non-Discretionary Options upon the Participant’s death pursuant to Section 9(b) of the Plan must exercise the Director Non-Discretionary Options to the extent that the Participant was entitled to exercise such Director Non-Discretionary Options as of the date of termination of the Participant’s Continuous Service as a Director, but only within twelve (12) months following the date of such termination of the Participant’s Continuous Service as a Director (and in no event later than the expiration of the term of such Director Non-Discretionary Options as set forth in the applicable Award Agreement(s)). This period may be adjusted by the Board in its discretion. If, after termination of the Participant’s Continuous Service as a Director, the Director Non-Discretionary Options are not exercised within ninety (90) calendar days or twelve months, as applicable, following the date of such termination of the Participant’s Continuous Service as a Director, the Director Non-Discretionary Options shall terminate.

(c) Stock Appreciation Rights. The Committee may grant Stock Appreciation Rights to any Eligible Person in conjunction with all or part of any Option granted under the Plan or at any subsequent time during the term of such Option (a “Tandem Stock Appreciation Right”), or without regard to any Option (a “Freestanding Stock Appreciation Right”), in each case upon such terms and conditions as the Committee may establish in its sole discretion, not inconsistent with the provisions of the Plan, including the following:

(i) Right to Payment. A Stock Appreciation Right shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one Share on the date of exercise over (B) the grant price of the Stock Appreciation Right as determined by the Committee. The grant price of a Stock Appreciation Right shall not be less than 100% of the Fair Market Value of a Share on the date of grant, in the case of a Freestanding Stock Appreciation Right, or less than the associated Option exercise price, in the case of a Tandem Stock Appreciation Right.

(ii) Other Terms. The Committee shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which a Stock Appreciation Right may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the time or times at which Stock Appreciation Rights shall cease to be or become exercisable following termination of Continuous Service or upon other conditions, the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Shares will be delivered or deemed to be delivered to Participants, whether or not a Stock Appreciation Right shall be in tandem or in combination with any other Award, and any other terms and conditions of any Stock Appreciation Right.

(iii) Tandem Stock Appreciation Rights. Any Tandem Stock Appreciation Right may be granted at the same time as the related Option is granted or, for Options that are not Incentive Stock Options, at any time thereafter before exercise or expiration of such Option. Any Tandem Stock Appreciation Right related to an Option may be exercised only when the related Option would be exercisable and the Fair Market Value of the Shares subject to the related Option exceeds the exercise price at which Shares can be acquired pursuant to the Option. In addition, if a Tandem Stock Appreciation Right exists with respect to less than the full number of Shares covered by a related Option, then an exercise or termination of such Option shall not reduce the number of Shares to which the Tandem Stock Appreciation Right applies until the number of Shares then exercisable under such Option equals the number of Shares to which the Tandem Stock Appreciation Right applies. Any Option related to a Tandem Stock Appreciation Right shall no longer be exercisable to the extent the Tandem Stock Appreciation Right has been exercised, and any Tandem Stock Appreciation Right shall no longer be exercisable to the extent the related Option has been exercised.

(d) Restricted Stock Awards. The Committee is authorized to grant Restricted Stock Awards to any Eligible Person on the following terms and conditions:

(i) Grant and Restrictions. Restricted Stock Awards shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose, or as otherwise provided in this Plan during the Restriction Period. The terms of any Restricted Stock Award granted under the Plan shall be set forth in a written Award Agreement which shall contain provisions determined by the Committee and not inconsistent with the Plan. The restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Committee may determine at the date of grant or thereafter. Except to the extent restricted under the terms of the Plan and any Award Agreement relating to a Restricted Stock Award, a Participant granted Restricted Stock shall have all of the rights of a stockholder, including the right to vote the Restricted Stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Committee). During the period that the Restriction Stock Award is subject to a risk of forfeiture, subject to Section 9(b) below and except as otherwise provided in the Award Agreement, the Restricted Stock may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the Participant.

(ii) Forfeiture. Except as otherwise determined by the Committee, upon termination of a Participant’s Continuous Service during the applicable Restriction Period, the Participant’s Restricted Stock that is at that time subject to a risk of forfeiture that has not lapsed or otherwise been satisfied shall be forfeited and reacquired by the Company; provided that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that forfeiture conditions relating to Restricted Stock Awards shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Restricted Stock.

(iii) Certificates for Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, the Committee may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, that the Company retain physical possession of the certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

(iv) Dividends and Splits. As a condition to the grant of a Restricted Stock Award, the Committee may require or permit a Participant to elect that any cash dividends paid on a Share of Restricted Stock be automatically reinvested in additional Shares of Restricted Stock or applied to the purchase of additional Awards under the Plan. Unless otherwise determined by the Committee, Shares distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Shares or other property have been distributed.

(e) Restricted Stock Unit Award. The Committee is authorized to grant Restricted Stock Unit Awards to any Eligible Person on the following terms and conditions:

(i) Award and Restrictions. Satisfaction of a Restricted Stock Unit Award shall occur upon expiration of the deferral period specified for such Restricted Stock Unit Award by the Committee (or, if permitted by the Committee, as elected by the Participant). In addition, a Restricted Stock Unit Award shall be subject to such restrictions (which may include a risk of forfeiture) as the Committee may impose, if any, which restrictions may lapse at the expiration of the deferral period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, in installments or otherwise, as the Committee may determine. A Restricted Stock Unit Award may be satisfied by delivery of Shares, cash equal to the Fair Market Value of the specified number of Shares covered by the Restricted Stock Unit, or a combination thereof, as determined by the Committee at the date of grant or thereafter. Prior to satisfaction of a Restricted Stock Unit Award, a Restricted Stock Unit Award carries no voting or dividend or other rights associated with Share ownership.

(ii) Forfeiture. Except as otherwise determined by the Committee, upon termination of a Participant’s Continuous Service during the applicable deferral period or portion thereof to which forfeiture conditions apply (as provided in the Award Agreement evidencing the Restricted Stock Unit Award), the Participant’s Restricted Stock Unit Award that is at that time subject to a risk of forfeiture that has not lapsed or otherwise been satisfied shall be forfeited; provided that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that forfeiture conditions relating to a Restricted Stock Unit Award shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of any Restricted Stock Unit Award.

(iii) Dividend Equivalents. Unless otherwise determined by the Committee at the date of grant, any Dividend Equivalents that are granted with respect to any Restricted Stock Unit Award shall be either (A) paid with respect to such Restricted Stock Unit Award at the dividend payment date in cash or in Shares of unrestricted stock having a Fair Market Value equal to the amount of such dividends, or (B) deferred with respect to such Restricted Stock Unit Award and the amount or value thereof automatically deemed reinvested in additional Restricted Stock Units, other Awards or other investment vehicles, as the Committee shall determine or permit the Participant to elect. The applicable Award Agreement shall specify whether any Dividend Equivalents shall be paid at the dividend payment date, deferred or deferred at the election of the Participant. If the Participant may elect to defer the Dividend Equivalents, such election shall be made within 30 days after the grant date of the Restricted Stock Unit Award, but in no event later than 12 months before the first date on which any portion of such Restricted Stock Unit Award vests (or at such other times prescribed by the Committee as shall not result in a violation of Section 409A of the Code).

(f) Bonus Stock and Awards in Lieu of Obligations. The Committee is authorized to grant Shares to any Eligible Persons as a bonus, or to grant Shares or other Awards in lieu of obligations to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements, including, without limitation, annual Director fees payable to a Director that has elected to receive some or all of such annual Director fees payable to him or her in the form of Shares; provided that, in the case of Eligible Persons subject to Section 16 of the Exchange Act, the amount of such grants remains within the discretion of the Committee to the extent necessary to ensure that acquisitions of Shares or other Awards are exempt from liability under Section 16(b) of the Exchange Act. Shares or Awards granted hereunder shall be subject to such other terms as shall be determined by the Committee.

(g) Dividend Equivalents. The Committee is authorized to grant Dividend Equivalents to any Eligible Person entitling the Eligible Person to receive cash, Shares, other Awards, or other property equal in value to the dividends paid with respect to a specified number of Shares, or other periodic payments. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award. The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Shares, Awards, or other investment vehicles, and subject to such restrictions on transferability and risks of forfeiture, as the Committee may specify. Any such determination by the Committee shall be made at the grant date of the applicable Award.

(h) Performance Awards. The Committee is authorized to grant Performance Awards to any Eligible Person payable in cash, Shares, or other Awards, on terms and conditions established by the Committee. The performance criteria to be achieved during any Performance Period and the length of the Performance Period shall be determined by the Committee, in its sole discretion, upon the grant of each Performance Award. Except as may be provided in an Award Agreement, Performance Awards will be distributed only after the end of the relevant Performance Period. The performance goals to be achieved for each Performance Period shall be conclusively determined by the Committee and may be based upon any criteria that the Committee, in its sole discretion, shall determine should be used for that purpose. The amount of the Award to be distributed shall be conclusively determined by the Committee. Performance Awards may be paid in a lump sum or in installments following the close of the Performance Period or, in accordance with procedures established by the Committee, on a deferred basis in a manner that does not violate the requirements of Section 409A of the Code.

(i) Other Stock-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant to any Eligible Person such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Shares, as deemed by the Committee to be consistent with the purposes of the Plan. Other Stock-Based Awards may be granted to Participants either alone or in addition to other Awards granted under the Plan, and such Other Stock-Based Awards shall also be available as a form of payment in the settlement of other Awards granted under the Plan. The Committee shall determine the terms and conditions of such Awards. Shares delivered pursuant to an Award in the nature of a purchase right granted under this Section 6(i) shall be purchased for such consideration, (including without limitation loans from the Company or a Related Entity provided that such loans are not in violation of Section 13(k) of the Exchange Act, or any rule or regulation adopted thereunder or any other applicable law) paid for at such times, by such methods, and in such forms, including, without limitation, cash, Shares, other Awards or other property, as the Committee shall determine.

Certain Provisions Applicable to Awards.

(a) Stand-Alone, Additional, Tandem, and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Related Entity, or any business entity to be acquired by the Company or a Related Entity, or any other right of a Participant to receive payment from the Company or any Related Entity. Such additional, tandem, and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award or award, the Committee shall require the surrender of such other Award or award in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Related Entity, in which the value of Shares subject to the Award is equivalent in value to the cash compensation (for example, Restricted Stock or Restricted Stock Units), or in which the exercise price, grant price or purchase price of the Award in the nature of a right that may be exercised is equal to the Fair Market Value of the underlying Shares minus the value of the cash compensation surrendered (for example, Options or Stock Appreciation Right granted with an exercise price or grant price “discounted” by the amount of the cash compensation surrendered), provided that any such determination to grant an Award in lieu of cash compensation must be made in compliance with Section 409A of the Code.

(b) Term of Awards. The term of each Award shall be for such period as may be determined by the Committee; provided that in no event shall the term of any Option or Stock Appreciation Right exceed a period of ten years (or in the case of an Incentive Stock Option such shorter term as may be required under Section 422 of the Code).

(c) Form and Timing of Payment Under Awards; Deferrals. Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or a Related Entity upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, Shares, other Awards or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis, provided that any determination to pay in installments or on a deferred basis shall be made by the Committee at the date of grant. Any installment or deferral provided for in the preceding sentence shall, however, be subject to the Company’s compliance with applicable law and all applicable rules of the Listing Market, and in a manner intended to be exempt from or otherwise satisfy the requirements of Section 409A of the Code. Subject to Section 7(e) hereof, the settlement of any Award may be accelerated, and cash paid in lieu of Shares in connection with such settlement, in the sole discretion of the Committee or upon occurrence of one or more specified events (in addition to a Change in Control). Any such settlement shall be at a value determined by the Committee in its sole discretion, which, without limitation, may in the case of an Option or Stock Appreciation Right be limited to the amount if any by which the Fair Market Value of a Share on the settlement date exceeds the exercise or grant price. Installment or deferred payments may be required by the Committee (subject to Section 7(e) of the Plan, including the consent provisions thereof in the case of any deferral of an outstanding Award not provided for in the original Award Agreement) or permitted at the election of the Participant on terms and conditions established by the Committee. The Committee may, without limitation, make provision for the payment or crediting of a reasonable interest rate on installment or deferred payments or the grant or crediting of Dividend Equivalents or other amounts in respect of installment or deferred payments denominated in Shares.

(d) Exemptions from Section 16(b) Liability. It is the intent of the Company that the grant of any Awards to or other transaction by a Participant who is subject to Section 16 of the Exchange Act shall be exempt from Section 16 pursuant to an applicable exemption (except for transactions acknowledged in writing to be non-exempt by such Participant). Accordingly, if any provision of this Plan or any Award Agreement does not comply with the requirements of Rule 16b-3 then applicable to any such transaction, such provision shall be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 so that such Participant shall avoid liability under Section 16(b).

(e) Code Section 409A.

(i) The Award Agreement for any Award that the Committee reasonably determines to constitute a Section 409A Plan, as defined in Section 7(e)(ii) hereof, and the provisions of the Plan applicable to that Award, shall be construed in a manner consistent with the applicable requirements of Section 409A, and the Committee, in its sole discretion and without the consent of any Participant, may amend any Award Agreement (and the provisions of the Plan applicable thereto) if and to the extent that the Committee determines that such amendment is necessary or appropriate to comply with the requirements of Section 409A of the Code.

(ii) If any Award constitutes a “nonqualified deferred compensation plan” under Section 409A of the Code (a “Section 409A Plan”), then the Award shall be subject to the following additional requirements, if and to the extent required to comply with Section 409A of the Code:

(A) Payments under the Section 409A Plan may not be made earlier than the first to occur of (u) the Participant’s “separation from service”, (v) the date the Participant becomes “disabled”, (w) the Participant’s death, (x) a “specified time (or pursuant to a fixed schedule)” specified in the Award Agreement at the date of the deferral of such compensation, (y) a “change in the ownership or effective control of the corporation, or in the ownership of a substantial portion of the assets” of the Company, or (z) the occurrence of an “unforeseeable emergency”;

(B) The time or schedule for any payment of the deferred compensation may not be accelerated, except to the extent provided in applicable Treasury Regulations or other applicable guidance issued by the Internal Revenue Service;

(C) Any elections with respect to the deferral of such compensation or the time and form of distribution of such deferred compensation shall comply with the requirements of Section 409A(a)(4) of the Code; and

(D) In the case of any Participant who is “specified employee”, a distribution on account of a “separation from service” may not be made before the date which is six months after the date of the Participant’s “separation from service” (or, if earlier, the date of the Participant’s death).

For purposes of the foregoing, the terms in quotations shall have the same meanings as those terms have for purposes of Section 409A of the Code, and the limitations set forth herein shall be applied in such manner (and only to the extent) as shall be necessary to comply with any requirements of Section 409A of the Code that are applicable to the Award.

(iii) Notwithstanding the foregoing, or any provision of this Plan or any Award Agreement, the Company does not make any representation to any Participant or Beneficiary that any Awards made pursuant to this Plan are exempt from, or satisfy, the requirements of, Section 409A, and the Company shall have no liability or other obligation to indemnify or hold harmless the Participant or any Beneficiary for any tax, additional tax, interest or penalties that the Participant or any Beneficiary may incur in the event that any provision of this Plan, or any Award Agreement, or any amendment or modification thereof, or any other action taken with respect thereto, is deemed to violate any of the requirements of Section 409A.

Change in Control.

(a) Effect of “Change in Control.” If and only to the extent provided in any employment or other agreement between the Participant and the Company or any Related Entity, or in any Award Agreement, or to the extent otherwise determined by the Committee, as constituted immediately before the Change in Control, in its sole discretion and without any requirement that each Participant be treated consistently, upon the occurrence of a “Change in Control,” as defined in Section 8(b):

(i) Any Option or Stock Appreciation Right that was not previously vested and exercisable as of the time of the Change in Control, shall become immediately vested and exercisable, subject to applicable restrictions set forth in Section 9(a) hereof.

(ii) Any restrictions, deferral of settlement, and forfeiture conditions applicable to a Restricted Stock Award, Restricted Stock Unit Award or an Other Stock-Based Award subject only to future service requirements granted under the Plan shall lapse and such Awards shall be deemed fully vested as of the time of the Change in Control, except to the extent of any waiver by the Participant and subject to applicable restrictions set forth in Section 9(a) hereof.

(iii) With respect to any outstanding Award subject to achievement of performance goals and conditions under the Plan, the Committee may, in its discretion, deem such performance goals and conditions as having been met as of the date of the Change in Control.

(iv) Notwithstanding the foregoing, in the event of a termination of the Participant’s Continuous Service with the Company (if it is the surviving entity in the Change in Control) or the successor company (other than a termination of the Participant’s Continuous Service for Cause by the Company or the successor company, as applicable, by the Participant without Good Reason, or by reason of the Participant’s death or Disability) within 24 months following such Change in Control, the Participant’s Award(s) shall become immediately vested.

(b) Definition of “Change in Control”. Unless otherwise specified in any employment agreement between the Participant and the Company or any Related Entity, or in an Award Agreement, a “Change in Control” shall mean the occurrence of any of the following:

(i) The acquisition by any Person of Beneficial Ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of more than fifty percent (50%) of either (A) the value of then outstanding equity securities of the Company (the “Outstanding Company Stock”) or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities) (the foregoing Beneficial Ownership hereinafter being referred to as a “Controlling Interest”); provided, however, that for purposes of this Section 8(b), the following acquisitions shall not constitute or result in a Change in Control: (v) any acquisition directly from the Company; (w) any acquisition by the Company; (x) any acquisition by any Person that as of the Effective Date owns Beneficial Ownership of a Controlling Interest; (y) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Related Entity; or (z) any acquisition by any entity pursuant to a transaction which complies with clauses (A), (B) and (C) of subsection (iii) below; or

(ii) During any period of two (2) consecutive years (not including any period prior to the Effective Date) individuals who constitute the Board on the Effective Date (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Effective Date whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

(iii) Consummation of a reorganization, merger, statutory share exchange or consolidation or similar transaction involving the Company or any of its Subsidiaries, a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets or equity of another entity by the Company or any of its Subsidiaries (each a “Business Combination”), in each case, unless, following such Business Combination, (A) all or substantially all of the individuals and entities who were the Beneficial Owners, respectively, of the Outstanding Company Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than fifty percent (50%) of the value of the then outstanding equity securities and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of members of the board of directors (or comparable governing body of an entity that does not have such a board), as the case may be, of the entity resulting from such Business Combination (including, without limitation, an entity which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Stock and Outstanding Company Voting Securities, as the case may be, (B) no Person (excluding any employee benefit plan (or related trust) of the Company or such entity resulting from such Business Combination or any Person that as of the Effective Date owns Beneficial Ownership of a Controlling Interest) beneficially owns, directly or indirectly, fifty percent (50%) or more of the value of the then outstanding equity securities of the entity resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such entity except to the extent that such ownership existed prior to the Business Combination and (C) at least a majority of the members of the Board of Directors or other governing body of the entity resulting from such Business Combination were members of the

Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

(iv) Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

General Provisions.

(a) Compliance with Legal and Other Requirements. The Company may, to the extent deemed necessary or advisable by the Committee, postpone the issuance or delivery of Shares or payment of other benefits under any Award until completion of such registration or qualification of such Shares or other required action under any federal or state law, rule or regulation, listing or other required action with respect to the Listing Market, or compliance with any other obligation of the Company, as the Committee, may consider appropriate, and may require any Participant to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Shares or payment of other benefits in compliance with applicable laws, rules, and regulations, listing requirements, or other obligations.

(b) Limits on Transferability; Beneficiaries. No Award or other right or interest granted under the Plan shall be pledged, hypothecated or otherwise encumbered or subject to any lien, obligation or liability of such Participant to any party, or assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution or to a Beneficiary upon the death of a Participant, and such Awards or rights that may be exercisable shall be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative, except that Awards and other rights (other than Incentive Stock Options and Stock Appreciation Rights in tandem therewith) may be transferred to one or more Beneficiaries or other transferees during the lifetime of the Participant, and may be exercised by such transferees in accordance with the terms of such Award, but only if and to the extent such transfers are permitted by the Committee pursuant to the express terms of an Award Agreement (subject to any terms and conditions which the Committee may impose thereon). A Beneficiary, transferee, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award Agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the Committee.

(c) Adjustments.

(i) Adjustments to Awards. In the event that any extraordinary dividend or other distribution (whether in the form of cash, Shares, or other property), recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event affects the Shares and/or such other securities of the Company or any other issuer such that a substitution, exchange, or adjustment is determined by the Committee to be appropriate, then the Committee shall, in such manner as it may deem equitable, substitute, exchange or adjust any or all of (A) the number and kind of Shares which may be delivered in connection with Awards granted thereafter, (B) the number and kind of Shares by which annual per-person Award limitations are measured under Section 4 hereof, (C) the number and kind of Shares subject to or deliverable in respect of outstanding Awards, (D) the exercise price, grant price or purchase price relating to any Award and/or make provision for payment of cash or other property in respect of any outstanding Award, and (E) any other aspect of any Award that the Committee determines to be appropriate.

(ii) Adjustments in Case of Certain Transactions. In the event of any merger, consolidation or other reorganization in which the Company does not survive, or in the event of any Change in Control, any outstanding Awards may be dealt with in accordance with any of the following approaches, without the requirement of obtaining any consent or agreement of a Participant as such, as determined by the agreement effectuating the transaction or, if and to the extent not so determined, as determined by the Committee: (a) the continuation of the outstanding Awards by the Company, if the Company is a surviving entity, (b) the assumption or substitution for, as those terms are defined below, the outstanding Awards by the surviving entity or its parent or subsidiary, (c) full exercisability or vesting and accelerated expiration of the outstanding Awards, or (d) settlement of the value of the outstanding Awards in cash or cash equivalents or other property followed by cancellation of such Awards (which value, in the case of Options or Stock Appreciation Rights, shall be measured by the amount, if any, by which the Fair Market Value of a Share exceeds the exercise or grant price of the Option or Stock Appreciation Right as of the effective date of the transaction). For the purposes of this Agreement, an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Stock-Based Award shall be considered assumed or substituted for if following the Change in Control the Award confers the right to purchase or receive, for each Share subject to the Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Stock-Based Award immediately prior to the Change in Control, on substantially the same vesting and other terms and conditions as were applicable to the Award immediately prior to the Change in Control, the consideration (whether stock, cash or other securities or property) received in the transaction constituting a Change in Control by holders of Shares for each Share held on the effective date of such transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the transaction constituting a Change in Control is not solely common stock of the successor company or its parent or subsidiary, the Committee may, with the consent of the successor company or its parent or subsidiary, provide that the consideration to be received upon the exercise or vesting of an Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award or Other Stock-Based Award, for each Share subject thereto, will be solely common stock of the successor company or its parent or subsidiary substantially equal in fair market value to the per share consideration received by holders of Shares in the transaction constituting a Change in Control. The determination of such substantial equality of value of consideration shall be made by the Committee in its sole discretion and its determination shall be conclusive and binding. The Committee shall give written notice of any proposed transaction referred to in this Section 9(c)(ii) at a reasonable period of time prior to the closing date for such transaction (which notice may be given either before or after the approval of such transaction), in order that Participants may have a reasonable period of time prior to the closing date of such transaction within which to exercise any Awards that are then exercisable (including any Awards that may become exercisable upon the closing date of such transaction). A Participant may condition his exercise of any Awards upon the consummation of the transaction.

(iii) Other Adjustments. The Committee (and the Board if and only to the extent such authority is not required to be exercised by the Committee to comply with Section 162(m) of the Code) is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including Performance Awards, or performance goals and conditions relating thereto) in recognition of unusual or nonrecurring events (including, without limitation, acquisitions and dispositions of businesses and assets) affecting the Company, any Related Entity or any business unit, or the financial statements of the Company or any Related Entity, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or in view of the Committee’s assessment of the business strategy of the Company, any Related Entity or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a Participant, and any other circumstances deemed relevant. Adjustments permitted hereby may include, without limitation, increasing the exercise price of Options and Stock Appreciation Rights, increasing performance goals, or other adjustments that may be adverse to the Participant.

(d) Taxes. The Company and any Related Entity are authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Shares, or any payroll or other payment to a Participant, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company or any Related Entity and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Shares or other property and to make cash payments in respect thereof in satisfaction of a Participant’s tax obligations, either on a mandatory or elective basis in the discretion of the Committee.

(e) Changes to the Plan and Awards. The Board may amend, alter, suspend, discontinue or terminate the Plan, or the Committee’s authority to grant Awards under the Plan, without the consent of stockholders or Participants (including in a manner adverse to the rights of a Participant under an outstanding Award), except that any amendment or alteration to the Plan shall be subject to the approval of the Company’s stockholders not later than the annual meeting next following such Board action if such stockholder approval is required by any federal or state law or regulation (including, without limitation, Rule 16b-3) or the rules of the Listing Market, and the Board may otherwise, in its discretion, determine to submit other such changes to the Plan to stockholders for approval. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any Award theretofore granted and any Award Agreement relating thereto. Notwithstanding anything to the contrary, the Committee shall be authorized to amend any outstanding Option and/or Stock Appreciation Right to reduce the exercise price or grant price without the prior approval of the stockholders of the Company. In addition, the Committee shall be authorized to cancel outstanding Options and/or Stock Appreciation Rights replaced with Awards having a lower exercise price without the prior approval of the stockholders of the Company.

(f) Limitation on Rights Conferred Under Plan. Neither the Plan nor any action taken hereunder or under any Award shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ or service of the Company or a Related Entity; (ii) interfering in any way with the right of the Company or a Related Entity to terminate any Eligible Person’s or Participant’s Continuous Service at any time, (iii) giving an Eligible Person or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and Employees, or (iv) conferring on a Participant any of the rights of a stockholder of the Company including, without limitation, any right to receive dividends or distributions, any right to vote or act by written consent, any right to attend meetings of stockholders or any right to receive any information concerning the Company’s business, financial condition, results of operation or prospects, unless and until such time as the Participant is duly issued Shares on the stock books of the Company in accordance with the terms of an Award. None of the Company, its officers or its directors shall have any fiduciary obligation to the Participant with respect to any Awards unless and until the Participant is duly issued Shares pursuant to the Award on the stock books of the Company in accordance with the terms of an Award. Neither the Company nor any of the Company’s officers, directors, representatives or agents is granting any rights under the Plan to the Participant whatsoever, oral or written, express or implied, other than those rights expressly set forth in this Plan or the Award Agreement.

(g) Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant or obligation to deliver Shares pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided that the Committee may authorize the creation of trusts and deposit therein cash, Shares, other Awards or other property, or make other arrangements to meet the Company’s obligations under the Plan. Such trusts or other arrangements shall be consistent with the “unfunded” status of the Plan unless the Committee otherwise determines with the consent of each affected Participant. The trustee of such trusts may be authorized to dispose of trust assets and reinvest the proceeds in alternative investments, subject to such terms and conditions as the Committee may specify and in accordance with applicable law.

(h) Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the  Board or a committee thereof to adopt such other incentive arrangements as it may deem desirable including incentive arrangements and awards.

(i) Payments in the Event of Forfeitures; Fractional Shares. Unless otherwise determined by the Committee, in the event of a forfeiture of an Award with respect to which a Participant paid cash or other consideration, the Participant shall be repaid the amount of such cash or other consideration. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

(j) Governing Law. The validity, construction and effect of the Plan, any rules and regulations under the Plan, and any Award Agreement shall be determined in accordance with the laws of the State of Delaware without giving effect to principles of conflict of laws, and applicable federal law.

(k) Non-U.S. Laws. The Committee shall have the authority to adopt such modifications, procedures, and subplans as may be necessary or desirable to comply with provisions of the laws of foreign countries in which the Company or its Related Entities may operate to assure the viability of the benefits from Awards granted to Participants performing services in such countries and to meet the objectives of the Plan.

(l) Plan Effective Date and Stockholder Approval; Termination of Plan. The Plan shall become effective on the Effective Date, subject to subsequent approval, within 12 months of its adoption by the Board, by stockholders of the Company eligible to vote in the election of directors, by a vote sufficient to meet the requirements of Code Section 422, Rule 16b-3 under the Exchange Act (if applicable), applicable requirements under the rules of any stock exchange or automated quotation system on which the Shares may be listed or quoted, and other laws, regulations, and obligations of the Company applicable to the Plan. Awards may be granted subject to stockholder approval, but may not be exercised or otherwise settled in the event the stockholder approval is not obtained. The Plan shall terminate at the earliest of (a) such time as no Shares remain available for issuance under the Plan, (b) termination of this Plan by the Board, or (c) December 23, 2025.

1 1 12345678 12345678 12345678 12345678 12345678 12345678 12345678 12345678 NAME THE COMPANY NAME INC. - COMMON 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS A 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS B 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS C 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS D 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS E 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS F 123,456,789,012.12345 THE COMPANY NAME INC. - 401 K 123,456,789,012.12345 . x 02 0000000000 JOB # 1 OF 2 1 OF 2 PAGE SHARES CUSIP # SEQUENCE # THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date CONTROL # SHARES To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 0 0 0 0 0 0 0 0 0 0000418358_1 R1.0.1.18 For Withhold For All All All Except The Board of Directors recommends you vote FOR the following: 1. Election of Class II Directors Nominees 01 Robin R. Braun 02 James E. Ousley IDENTIV, INC. ATTN: SANDRA WALLACH 2201 WALNUT AVENUE SUITE 100 FREMONT, CA 94538 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 05/28/2019. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 05/28/2019. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. The Board of Directors recommends you vote FOR proposals 2 and 3. For Against Abstain 2. To ratify the appointment of BPM LLP, an independent registered public accounting firm,as the independent auditor of the Company for the fiscal year ending December 31, 2019. 3. To vote on a non-binding advisory resolution on the compensation of the Company's named executive officers ("Say on Pay") NOTE: In his or her discretion, the proxies are authorized to vote upon and transact such other business as may properly come before the meeting or any adjournments or postponements thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or py authorized officer.

0000418358_2 R1.0.1.18 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com IDENTIV, INC. Annual Meeting of Stockholders May 29, 2019 8:00 AM This proxy is solicited by the Board of Directors The undersigned stockholder hereby appoints Steven Humphreys and Sandra Wallach, or either of them, as proxies, each with the power to appoint his/her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this proxy, all of the shares of Common Stock of Identiv, Inc. that such stockholder is entitled to vote at the Annual Meeting of Stockholders to be held at 8:00 a.m. local time, on May 29, 2019, at the offices of Pillsbury Winthrop Shaw Pittman LLP, located at 2550 Hanover Street, Palo Alto, California 94304 and any adjournments or postponements thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. Continued and to be signed on reverse side